File No. 333-76344

811-10621

Securities and Exchange Commission

Washington, D.C. 20549

Form N-6

☑	Registration Under the Securities Act of 1933

☐	Pre-Effective Amendment Number ____

☑	Post Effective Amendment Number 12

And/or

☑	Registration Statement Under the Investment Company Act of 1940

☑	Amendment No. 12

National Security Variable Account L

(Exact Name of Registrant)

National Security Life and Annuity Company

(Name of Depositor)

P.O. Box 1625

Binghamton, NY 13902

(Address of Depositor’s Principal Executive Offices)

1-877-446-6060

(Depositor’s Telephone Number, including Area Code)

Kimberly A. Plante, Esq.

National Security Life and

Annuity Company

P.O. Box 5363

Cincinnati, Ohio 45201-5363

Copy to:

John Blouch, Esq.

Dykema Gossett PLLC

1300 I Street, N.W.

Suite 300 West

Washington, D.C. 20005

Title of Securities Being Registered: Individual Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☑	on May 1, 2011 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Home Offices:	Administrative Offices:
P.O. Box 1625	P.O. Box 5363
100 Court Street	One Financial Way
Binghamton, NY 13901	Cincinnati, OH 45201

Prospectus

Security Advantage VUL

Individual, Flexible Premium Variable Life Insurance Policy

Issued by

National Security Life and Annuity Company

National Security Variable Account L

This prospectus describes an individual, flexible premium variable life insurance policy (called the “policy”, or the “contract”) offered through National Security Variable Account L (“VAL”), a separate account of ours. We are National Security Life and Annuity Company (“National Security”).

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a “Fund” or the “Funds”), your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios (“portfolios”) that use different investment strategies or invest in different securities. VAL is the registered shareholder of the Funds’ shares. VAL purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts (“subaccounts”) of VAL. We may use the term “portfolios” or “subaccounts” interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and (iv) may go down in value.

To learn more about this policy and National Security, you can obtain a copy of the Statement of Additional Information (“SAI”) dated May 1, 2011. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission’s website at http://www.sec.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should retain this prospectus for future reference. For information related to the portfolios to which you may allocate premium payments, please refer to the current Fund prospectuses which should accompany this prospectus.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. The company does not authorize any information or representations regarding the variable aspects of the policy described in this prospectus other than as contained in this prospectus, the Fund prospectuses or the statements of additional information of the Funds.

Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. However, you will not own the shares of the portfolio. VAL is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAL, we have established subaccounts that invest in the shares of the portfolios based on policyholders’ premium allocation. We have listed the available portfolios below, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contain important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy’s accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.

Form 6721-NSLAC	May 1, 2011

Form 6721-NSLAC

Summary of Benefits and Risks

This summary describes the policy’s important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

Policy Benefits

Death Benefit — You may select one of two death benefit plans — the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death.

Death Benefit Guarantee — The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium for each month that the death benefit guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.

Loans — After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.00%. This amount is equal to an annual rate of 5.26% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the insured’s death or upon maturity or surrender of the policy.

We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.

Preferred Loans — Preferred loans are available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount no greater than 10% of the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Surrender Privileges — At any time you may surrender your policy in full and receive the proceeds. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy’s death benefit and may be subject to a surrender charge.

Free Look/Right to Return the Policy — Following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy’s current value, depending on your state’s laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer or shorter in some states.

Variable Investment Choices — Your policy permits you to allocate net premiums to up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account — You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAL. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.

Flexibility/Allocation of Premiums — You may allocate your net premiums among up to 18 investment options, including the variable subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.

Transfers — We allow transfers of accumulation values among the subaccounts of VAL and to the General Account at any time. Transfers from the General Account to the subaccounts of VAL are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits — All death benefits paid under the policy will generally be excludable from the beneficiary’s gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a “life insurance policy,” any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

Policy Risks

Liquidity Risk — Access to the value in your policy through loans or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.

Because of the limited liquidity and the substantial nature of the surrender charge in the early years of your policy (and following any increase in stated amount), the policy is not a suitable short-term investment.

Investment Performance — If you allocate your net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.

Termination or Lapse — If the Cash Surrender Value in your policy is not enough to pay the monthly charges associated with your policy and the death benefit guarantee is not active, your policy will enter a 61 day grace period that begins on the due date of the monthly charges. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.

Impact of Loans — A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and or the General Account as collateral, and this loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the death benefit guarantee to lapse.

We reduce the amount we pay to the beneficiary upon the insured’s death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences — Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a “modified endowment contract” (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws with regards to life insurance may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee — Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period that begins on the due date of the monthly charges, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio’s prospectus. Please refer to each portfolio’s prospectus and read it carefully for more information before investing. Copies of each portfolio’s prospectus can be obtained by contacting National Security at 1-877-446-6060 or by writing to National Security at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Distribution Charge	Deducted from Premiums upon receipt.	4.9% of premiums for the first 10 policy years. In policy years 11 and later, this charge is reduced to 3.9%.

State Premium Taxes	Deducted from Premiums upon receipt.	2% of premiums.

Surrender Charge	Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse and decreases in stated amount.	Maximum Surrender Charge $132.66 per $1000 of stated amount(1) Minimum Surrender Charge $12.29 per $1000 of stated amount(2)

Surrender Charge for a representative insured 45 year old male, non-tobacco user, in the standard risk class, with death benefit option A and $100,000 stated amount.(3)	Upon surrender of the policy after the first policy year.	$2,197.00

Transfer Fees

Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon

the transfer of values from one

portfolio to another or to the General

Account or from the General Account to a variable portfolio.

Maximum charge per transfer is $15.00.(4)

Illustration Fees	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon your request for a policy illustration after issue.	Maximum charge is $100.00.(5)

Annual report of policyholder’s account	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon your special request for an annual report of your account.	Maximum charge is $100.

Reinstatement Fee	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon reinstatement within 5 years.	Monthly cost of insurance from the grace period, plus 2 months policy charges.

Administrative Fees	Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account upon partial surrender.	The lesser of $25 or 2% of the amount surrendered.

Charge	When Charge is Deducted	Amount Deducted
Loan Interest	Charged annually on any amounts allocated to the loan collateral account. Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	Annual rate of 5.00% of loan account balance for regular loans and annual rate of 3.846% of loan account balance for preferred loans.

OPTIONAL RIDERS:

Lifetime Advantage Rider — Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness.	Upon submission of a claim.(6) Deducted from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	Reduction of remaining death benefit by up to 10% of the amount taken under the rider.

Exchange of Life Insured — Allows the insured life to be changed.	Charges at the time of the exchange.(6)	Charge is $75.00 per exchange.

(1)	Maximum surrender charge is for a male, age 80 smoker, surrendering in the first policy year.

(2)	Minimum surrender charge is for a female, age 0, standard class, surrendering in the first policy year.

(3)

These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your policy can be obtained by calling National Security at 1-877-446-6060.

(4)	Currently $3.00 per transfer, with the first 12 transfers during any given policy year free.

(5)

Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase in death benefits, addition of new riders and cases in lapse pending.

(6)	Charge only applies if you have elected to add the specified rider to your policy. Not all riders are available in all states.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(1)	Deducted monthly from the Accumulation Value in proportion to allocations to the portfolios and the General Account.

Minimum and Maximum(2)		Minimum $.045 per $1000 of stated amount. Maximum $83.33 per $1000 of stated amount.

Charge for a 45 year old male, non-tobacco user, in the standard risk class with death benefit option A and a $100,000 stated amount.		$.25 per $1,000 of stated amount.

Maintenance Fee	Deducted monthly from the Accumulation Value in proportion to allocations to the portfolios and the General Account.	$7.00 per month.

Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Fees	Deducted daily from the assets in the portfolios in proportion to allocations to the portfolios.	A charge equal to an annual rate of 0.75% of the assets in the subaccount, but not in the General Account.(3)

OPTIONAL RIDERS:

Continuation of Coverage Rider — Provides for payment of full death benefit past maturity date.	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.	Maximum charge is $0.20 per $1,000 of stated amount.(4) Minimum charge is $0.00 per $1,000 of stated amount.(5)

Representative purchaser is a male, age 45, non-smoker.		Charge for a Representative purchaser is $.0003 per $1,000 of stated amount.

Accidental Death Benefit — Provides additional death benefit if insured’s sole cause of death is accident.	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.	Maximum charge is $0.29 per $1,000 of stated amount.(6) Minimum charge is $0.05 per $1,000 of stated amount.(7)

Representative purchaser is a male, age 45, non-smoker class.		Charge for a Representative purchaser is $.077 per $1,000 of stated amount.

Guaranteed Purchase Option — Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability.	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.	Maximum Charge is $0.19 per $1,000 of stated amount.(8) Minimum charge is $0.03 per $1,000 of stated amount.(9)

The representative purchaser is a 25 year old.		Charge for a Representative purchaser is $0.10 per $1,000 of stated amount.

Waiver of Stipulated Premium for Total Disability — Credits a stipulated premium to the policy if insured is totally disabled.	Deducted monthly from the Accumulation Value in proportion to the allocations to the portfolios and the General Account.	Maximum Charge is $0.18 per $1.00 of stipulated premium.(10) Minimum charge is $0.01 per $1.00 of stipulated premium.(11)

Representative purchaser is a male, age 45, non-smoker.		Charge for a Representative purchaser is $0.03 per $1.00 of stipulated premium.

*	Charge only applies if you have elected to add the specified rider to your policy. Not all riders are available in all states.

(1)

The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular policyholder will pay. Please contact your representative for a quote of what your charge would be. Maximums will not exceed charges posted in the 1980 Commissioner’s Standard Ordinary Mortality table.

(2)	The minimum cost of insurance charge is for a female, age 0. The maximum cost of insurance charge is for a male, smoker, age 99.

(3)	This amount is reduced to approximately 0.20% in policy years 11 and later.

(4)	Maximum charge is for a female, age 80, preferred non-smoker.

(5)	Minimum charge is for a male, age 18, smoker class.

(6)	Maximum charge is for a male, age 69, Table D rated class.

(7)	Minimum charge is for a female, age 0.

(8)	Maximum charge is for a 39 year old insured.

(9)	Minimum charge is for a 0 year old insured.

(10)	Maximum charge is for a male, age 59, smoker, Table D rated.

(11)	Minimum charge is for a female, age 18, non-smoker.

The following table shows the minimum and maximum total operating expenses charged by any of the portfolio companies that you may pay periodically during the time that you own the contract. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets)

	Minimum	Maximum
(Expenses deducted from portfolio assets, including management fees, 12b-1 fees and other portfolio operating expenses.)	0.38%	3.84%

General Description of National Security

National Security Life and Annuity Company

We were originally established as an insurance company under the laws of the state of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Pursuant to an agreement executed on May 3, 2001, SMON Holdings, Inc., a Delaware holding company agreed to purchase the company from First ING Life Insurance Company of New York. After the purchase, we changed our name to National Security Life and Annuity Company. SMON Holdings, Inc. was owned by The Ohio National Life Insurance Company (“Ohio National Life”), One Financial Way, Cincinnati, Ohio and Security Mutual Life Insurance Company of New York (“Security Mutual”), 100 Court Street, Binghampton, New York. In March 2007, Ohio National Life and Security Mutual became direct owners of our stock after SMON Holdings, Inc. was dissolved, and Ohio National Life purchased additional shares of our stock from Security Mutual, increasing its ownership to over 80% of our outstanding stock. We are licensed to sell insurance in 18 states and the District of Columbia. We are obligated to pay amounts promised to our policyholders of our policies. Amounts in the separate account, however, are subject to market risk.

National Security and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time National Security has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.

From time to time, National Security and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

National Security believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

The Ohio National Life Insurance Company

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $29.6 billion and equity in excess of $1.6 billion.

National Security Variable Account L (VAL)

We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL’s assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAL’s assets are not chargeable with liabilities arising out of our other business.

We keep VAL’s assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL’s subaccounts.

VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

The Portfolios

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAL which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.

The value of each Fund’s investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the Fund prospectuses. Copies of the Fund prospectuses can be obtained from your agent or representative or by contacting us at 1-877-446-6060 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Periodically some of the Funds may be closed to future allocation of premium payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to contract owners prior to any such closure.

Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:

Fund and Portfolio Name	Adviser or (Subadviser)	Investment Objective
Ohio National Fund
Equity Portfolio	(Legg Mason Capital Management, Inc.)(1)	Long-Term Growth Of Capital
Money Market Portfolio	Ohio National Investments, Inc.	Maximum Current Income Consistent with Preservation of Principal and Liquidity
Bond Portfolio	Ohio National Investments, Inc.	High Level Of Income And Opportunity for Capital Appreciation Consistent With Preservation Of Capital
Omni Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Total Return Consistent With Preservation Of Capital
International Portfolio	(Federated Global Investment Management Corp.)(1)	Total Return

International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)(1)	Long-Term Growth Of Capital
Capital Appreciation Portfolio	(Jennison Associates, LLC)(1)	Long-Term Growth Of Capital
Millennium Portfolio	(Neuberger Berman Management Inc.)(1)	Capital Growth
Aggressive Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Growth
Small Cap Growth Portfolio	(Janus Capital Management LLC)(1)	Long-Term Capital Appreciation
Mid Cap Opportunity Portfolio	(Goldman Sachs Asset Management, L.P.)(1)	Long-Term Total Return
Capital Growth Portfolio	(Eagle Asset Management, Inc.)(1)	Long-Term Capital Appreciation
S&P 500® Index Portfolio	Ohio National Investments, Inc.	Total Return Approximating The Standard & Poor’s® 500 Index
High Income Bond Portfolio	(Federated Investment Management, Company)(1)	High Current Income
Strategic Value (formerly Blue Chip) Portfolio	(Federated Equity Management Company of Pennsylvania)(1)	Growth Of Capital And Income
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.	Long-Term Growth Of Capital
Bristol Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Bryton Growth Portfolio	(Suffolk Capital Management, LLC)(1)	Long-Term Growth Of Capital
Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)(2)	Long-Term Growth Of Capital Consistent With Capital Preservation
Fidelity® Variable Insurance Products Fund/Service Class 2
VIP Contrafund® Portfolio	(FMR Co., Inc.)(3)	Long-Term Capital Appreciation
VIP Mid Cap Portfolio	(FMR Co., Inc.)(3)	Long-Term Growth Of Capital
VIP Growth Portfolio	(FMR Co., Inc.)(3)	Capital Appreciation
VIP Equity-Income Portfolio	(FMR Co., Inc.)(3)	Reasonable Income
Goldman Sachs Variable Insurance Trust (Institutional Shares)
Goldman Sachs Large Cap Value Fund (formerly Growth and Income)	Goldman Sachs Asset Management, L.P.	Long-Term Capital Appreciation
Goldman Sachs Structured U.S. Equity Fund	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital And Dividend Income
Goldman Sachs Strategic Growth Fund (formerly Capital Growth)	Goldman Sachs Asset Management, L.P.	Long-Term Growth Of Capital
J.P. Morgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio	J.P. Morgan Investment Management, Inc.	Capital Appreciation
JPMorgan Insurance Trust Small Cap Core Portfolio	J.P. Morgan Investment Management, Inc.	Capital Growth Over the Long Term
Janus Aspen Series (Service Shares)
Overseas Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Janus Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital
Worldwide Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With The Preservation Of Capital
Balanced Portfolio	Janus Capital Management LLC	Long-Term Growth Of Capital In A Manner Consistent With The Preservation Of Capital And Balanced By Current Income
Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC	Long-Term Capital Appreciation
MFS® Variable Insurance Trust(SM) (Service Class)
MFS® New Discovery Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company	Capital Appreciation
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company	Capital Appreciation

MFS® Total Return Series	Massachusetts Financial Services Company	Total Return
PIMCO Variable Insurance Trust (Administrative Shares)
Real Return Portfolio	Pacific Investment Management Company LLC	Maximum Real Return, Consistent With Preservation of Real Capital and Prudent Investment Management
Total Return Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management
Global Bond Portfolio	Pacific Investment Management Company LLC	Maximum Total Return, Consistent With Preservation of Capital and Prudent Investment Management
The Prudential Series Fund, Inc.
Jennison Portfolio	Jennison Associates LLC	Long-Term Growth Of Capital
Jennison 20/20 Focus Portfolio	Jennison Associates LLC	Long-Term Growth Of Capital
Royce Capital Fund
Royce Small-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
Royce Micro-Cap Portfolio	Royce & Associates, LLC	Long-Term Growth of Capital
The Universal Institutional Funds, Inc. (Class II)
Morgan Stanley UIF U.S. Real Estate Portfolio	Morgan Stanley Investment Management, Inc.	Above Average Current Income And Long-Term Capital Appreciation
Morgan Stanley UIF Core Plus Fixed Income Portfolio	Morgan Stanley Investment Management, Inc.	Seek Above Average Total Return

(1)	Subadviser to Ohio National Investments, Inc.

(2)	Subadviser to The Dreyfus Corporation.

(3)	Subadviser to Fidelity Management & Research Company

The General Account

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission’s regulatory oversight.

General Description

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAL. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the General Account to VAL are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Accumulation Value

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the General Account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAL or the loan collateral account.

We guarantee that interest credited to your accumulation value in the General Account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

Voting Rights

We will vote the Fund shares held in the various subaccounts of VAL at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy’s accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. There is no minimum number of policyholders required to reach a quorum. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAL which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAL. As a result, a small number of policyholders may determine the outcome of a vote submitted to the Fund by VAL. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAL or would result in the purchase of securities for VAL which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

Charges

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

Premium Expense Charge

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge. The policy is subject to a charge of 4.9% of premiums paid in the first 10 years reducing to 3.9% in years 11 and later. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.

State Premium Tax. Your premium payments will be subject to a 2% deduction for state premium tax and any other state or local taxes applicable to your policy. Although the premium tax imposed on us varies from state to state, the premium tax deduction will not vary. In the event National Security is assessed state and local taxes in addition to premium taxes, we reserve the right to also charge you for those taxes. At present, these taxes are not significant.

Monthly Deduction

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

•	the cost of insurance,

•	a maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices,

•	a mortality and expense risk fee for the risk associated with the death benefit guarantee, and

•	the cost of additional insurance benefits provided by rider.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

(i)

is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner’s Standard Ordinary, Male or Female, Smoker or Nonsmoker, age nearest birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured’s risk class;

(ii)	is the death benefit at the beginning of the policy month divided by 1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii)	is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your policy.

Risk Charge

Your accumulation value in VAL, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

This amount effectively decreases to an approximate annual rate of 0.20% starting in the 11th policy year and later. This reduction is accomplished by deducting the normal mortality and expense charge and then at the end of each policy month we credit back to the policy an amount equal to an annualized rate of 0.55%. Because the charges are deducted at different times (monthly versus daily), the resulting charge may vary slightly, but will be approximately 0.20%.

Surrender Charge

After the free look period and during the early years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

The following is a chart showing the maximum surrender charge applicable to the policy. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

	Maximum Surrender Charges Per $1,000 Of Stated Amount
	Male		Female
Age	Nonsmoker	Smoker	Nonsmoker	Smoker
0-20	$15.19	$16.73	$14.29	$15.24
21-30	16.98	19.67	15.29	16.78
31-40	19.37	24.96	17.48	20.07
41-50	24.76	34.23	20.87	24.86
51-60	32.84	47.49	25.36	30.84
61-70	67.84	81.30	48.39	57.27
71-80	117.90	132.66	100.55	106.53

To these maximum amounts, there is an additional $200 per policy charge and a $0.04 charge per $1,000 of stated amount for policies with a stated amount equal to or over $500,000.

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to that percentage of the total surrender charges that is equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25% minus 10%) of the total surrender charge (.15 × $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

Transfer and Administrative Fees

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the company is not assessing this charge on the first 12 transfers made in any policy year. Other restrictions may apply to transfers. Please see “Transfers”

and “Excessive Trading and Market Timing” for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

Illustration Fee and Charge for Annual Report of Account Status

A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the issue date or for special requests for an annual report of your account status. Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase or decrease in death benefits, addition of new riders, cases in lapse pending, cancellations and death benefit type changes.

Loan Interest

We charge you interest in advance on loans you take from your policy values. The annual rate is 5.0% of loan account balance for regular loans and 3.846% of loan account balance for preferred loans.

Reinstatement Fee

A reinstatement fee, as described in the “Transaction Fees” table, will be imposed if you request reinstatement of your policy within five years of lapse.

Other Charges

We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio’s average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds’ prospectuses.

General Description of the Policy

Ownership Rights

The policy belongs to the person named in the application, unless later changed. The policyholder is the insured unless the application specifies a different person as the insured or the policyholder is changed thereafter. While the insured is living, the policyholder may exercise all of the rights and options granted in the policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the policy. Your principal rights as policyholder are as follows:

•	to appoint or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the policy (if you assign the policy, your rights and the rights of anyone who is to receive payment under the policy are subject to the terms of that assignment);

•	to change the policyholder of the policy; and

•	to change the face amount of the policy.

No appointment or change in appointment of a policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

Allocation of Premiums

In the policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the subaccounts of VAL and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the money market subaccount. If you fail to indicate an allocation in your policy application, we will leave your net premiums in the money market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.

Transfers

You may transfer the accumulation value of your policy among the subaccounts of VAL and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first 12 transfers during a policy year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous policy year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any policy year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio’s securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day’s total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the valuation period on which we receive your request in good order. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of accumulation value you have available to transfer will be based on that day’s price. Please see “Accumulation Unit Values” and “Determination of Variable Accumulation Values” for more information regarding the calculation of your accumulation value.

If you request to rebalance your subaccount allocations by changing the percentage of funds allocated to different subaccounts, we will only be able to comply with your request by using a two day transfer process. The contract does not provide for this type of request to be processed within one day.

Excessive Trading and Market Timing

We discourage excessive trading and market timing through your policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the policyholder is determined to have traded excessively, we will notify the policyholder in writing that his or her policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, transfers of policy values will only be permitted into the money market portfolio and all transfer privileges will be suspended. The policyholder will be informed in writing of the denial of future transfer privileges. If a policyholder decides to surrender the policy following suspension of transfer privileges, the policyholder will incur the resulting surrender charge.

We may, in our sole discretion, take any policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all policyholders uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a policy on the list of monitored policies despite the fact the policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your policy.

Some of the factors we may consider when determining whether or not to place a policy on the list of monitored policies may include, but not be limited to:

•	The number of transfers made in a defined period;

•	The dollar amount of the transfer;

•	The total assets of the portfolios involved in the transfer;

•	The investment objectives of the particular portfolios involved in your transfers; and/or

•	Whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring policy values if we, or the portfolios, believe that an intermediary associated with the policyholder’s account has otherwise been involved in market timing or excessive trading on behalf of other policyholders. Likewise, policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of policyholders and the amounts and dates of any purchase, redemption, transfer or exchange requests by policyholders. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a policyholder upon instruction from the Funds.

Conversion

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your policy will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Administrative Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy. Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the policy.

Upon notice to you, we may modify the policy:

•	to make the policy or the VAL comply with any law or regulation issued by a governmental agency to which we are subject;

•	to assure continued qualification of the policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

•	to reflect a change in the operation of the VAL; or

•	to provide additional subaccount and/or Guaranteed Account options.

If we modify the policy, we will make appropriate endorsements to the policy. If any provision of the policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

Free Look Period

You have the right to examine and cancel your policy by returning the policy to us (or to the agent who sold it) on or before 20 days after you receive the policy. There may be longer or shorter periods in some jurisdictions. See the “Free Look” provision of your policy. If you decide to cancel the policy during the free look period, we will treat the policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned policy at our Home Office. Because initial premium amounts are held in the money market portfolio, there is generally no market fluctuation in the free look period.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

•	your entire payment; or

•	the accumulation value plus deductions under the policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return accumulation value, we will refund:

•	your accumulation value as of the date we receive the returned policy, plus

•	any deductions under the policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

Free Look for Increases in Face Amount

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your accumulation value of the charges deducted for the increase.

State Variations

Any state variations in the policy are described in a special policy form for use in that state. This prospectus provides a general description of the policy. Your actual policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your policy and any of its endorsements and riders, contact our Administrative Office.

Withholding Payment after Premium Payment

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Other Policies

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated companies, The Ohio National Life Insurance Company and Security Mutual Life Insurance Company of New York. For more information about these policies or contracts, please contact us or your agent.

Premiums

To purchase a policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. (“ONEQ”).

The minimum initial amount of insurance coverage (or face amount) is $100,000. The policy will generally not be issued to anyone over the age of 80 and will not be issued on the 29th, 30th or 31st of any month.

An initial premium is required to purchase a policy. The initial premium is allocated to the money market portfolio where it will remain for one month following the issue date of the policy. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The cost of the guarantee will increase with any increases in stated amount. You choose this period from among the available periods. Currently there are three different periods available: 5 years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.

We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.

Purchasing a Policy

This policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the policy, while leaving sufficient Cash Surrender Value in the policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the policy from lapsing. Anyone considering using the policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the policy about the tax risks inherent in such a strategy.

Lapse

Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires.

Without the death benefit guarantee, the policy will remain in force only as long as the cash surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. The grace period begins on the process day upon which the policy goes into lapse pending status. We will notify you in writing that your policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.

Reinstatement

Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. Your cost of insurance will generally be higher for a reinstated policy.

Replacing Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the policy. You should compare your existing insurance and the policy carefully. You should replace your existing insurance only if you determine that this policy is better for you. You may have to pay a surrender charge on your existing insurance, and this policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the policy until we have received an initial premium from your existing insurance company, the issuance of the policy may be delayed.

Applying for a Policy

After receiving a completed application from a prospective policyholder, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a policy. We may require medical examinations and other information before deciding insurability. We will issue a policy only after underwriting has been completed. We reserve the right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the policy, but no temporary insurance is in effect, because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the policy is not issued and accepted, we will return premium payments to the payor of the premium payments without interest.

When Insurance Coverage Takes Effect

We will issue the policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date, and except for cash on delivery policies, for which the policy date will be after the issue date. (At your request, we will backdate a policy as much as six months.) The policy date is the date we use to measure monthly processing dates, policy years and policy anniversaries. We begin to deduct monthly charges from your Accumulation Value on the policy date. Full insurance coverage under the policy will take effect when the policy has been issued, the minimum initial premium has been paid and the policyholder has executed a delivery receipt.

Accumulation Unit Values

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount’s units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount’s unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

Determination of Variable Accumulation Values

Your accumulation value in VAL may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAL.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

(1)	is the sum of each subaccount’s accumulation value as of the previous valuation date multiplied by each subaccount’s net investment factor for the current valuation period;

(2)	is net premiums allocated to VAL;

(3)	is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

(4)	is interest on policy indebtedness credited to the variable subaccounts;

(5)	is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

(6)	is any partial surrender made (and any surrender charge imposed); and

(7)	is the monthly deduction.

Net Investment Factor

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a÷b)–c where:

(a)

is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

(b)	is the value of the assets of the subaccount at the end of the preceding valuation period; and

(c)

is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced in policy years 11 and later. The resulting charge may vary slightly but will be an annualized rate of approximately 0.20%.

Death Benefits and Policy Values

As long as the policy remains in force we will, upon receipt of due proof of the insured’s death, pay the policy proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.

Unless a settlement option is elected, the proceeds will be paid according to your beneficiary’s selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.

Settlement Options

In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain Amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Administrative Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured’s death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The policy provides for two death benefit plans: a level plan (“Plan A”) and a variable plan (“Plan B”). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.

Plan A — Level Benefit

The death benefit is the greater of:

•	the policy’s stated amount on the date of death, or

•	the death benefit determined by the corridor percentage test.

The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 & below	150%	52	71%	64	22%	91	4%
41	143	53	64	65	20	92	3%
42	136	54	57	66	19	93	2%
43	129	55	50	67	18	94	1%
44	122	56	46	68	17	95 & above	0%
45	115	57	42	69	16
46	109	58	38	70	15
Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
47	103	59	34	71	13
48	97	60	30	72	11
49	91	61	28	73	9
50	85	62	26	74	7
51	78	63	24	75-90	5

Illustration of Plan A. Assume that the insured’s attained age at time of death is 40 and that the stated amount of the policy is $100,000.

Under these circumstances, any time the accumulation value of the policy is less than $40,000.00, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy’s $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

Plan B — Variable Benefit

The death benefit is equal to the greater of:

•	the stated amount plus the accumulation value on the date of death, or

•	the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured’s attained age at the time of death is 40 and that the stated amount of the policy is $100,000.00.

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of $160,000.00 ($100,000.00 + $60,000.00). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the policy’s accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% × $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

Change in Death Benefit Plan

Generally, after the second policy year, you may change your death benefit plan on any process day by sending us a written request. We may, in our discretion, refuse to accept a change in death benefit plan that will disqualify the policy as a life insurance contract under the Code. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00 accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan A. Furthermore, assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

Death Benefit Guarantee

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. (See “Premiums.”) As long as the death benefit guarantee is in effect, the policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction.

If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost.

Changes in Stated Amount

Subject to certain limitations, you may at any time after the first policy year increase your policy’s stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables and surrender charges.

Increases. An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase. The minimum premium required to maintain the death benefit guarantee will be increased upon an increase in stated amount.

After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.

Decreases. You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

•	The stated amount after any requested decrease may not be less than the minimum stated amount of $100,000.

•

We will not permit a decrease in stated amount if the policy’s cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.

•	We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

•	the stated amount provided by your most recent increase,

•	your next most recent increases successively, and

•	your initial stated amount.

The minimum premium required to maintain the death benefit guarantee will be reduced upon a decrease in stated amount.

Surrenders and Partial Surrenders

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.

You may surrender your policy in full at any time by sending a written request on a form acceptable to us together with the policy to our Administrative Office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the proceeds will be determined using that day’s price. Proceeds will generally be paid within seven days of receipt of a request for surrender.

After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

•	any outstanding policy indebtedness,

•	an amount sufficient to cover the next two monthly deductions, and

•	the administrative fee of $25 or 2% of the amount surrendered, if less.

We will reduce the accumulation value of your policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the administrative fee plus any applicable surrender charge. If the Stated Amount has been increased, the amount of the partial surrender and any charges and fees arising out of such partial surrender will be applied to the Accumulation Value associated with each increase in the reverse order in which the increases were made. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the death benefit guarantee to lapse.

Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $100,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage.

During the first 15 policy years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.

Loans

After the first policy year, you may borrow up to the loan value of your policy by sending a written request on a form acceptable to us to our Administrative Office. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See “Surrenders and Partial Surrenders — Postponement of Payments”.) In some circumstances, loans may involve tax liability. (See “Taxes”.)

When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any loan interest due and planned premium will be applied to reduce or repay such loan. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.

Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured’s death and from cash surrender value upon complete surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to any loan, which could cause the death benefit guarantee to lapse.

A loan, whether or not repaid, will have a permanent effect on a policy’s cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

Preferred Loans

A preferred loan is available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the cash surrender value minus an amount to cover monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

Postponement of Payments

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

•	the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

•	the Commission by order permits postponement for the protection of policyholders; or

•

an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAL’s net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

Lapse and Reinstatement

Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The 61-day grace period begins on the due date of the monthly charges. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received in our Administrative Office by 4:00 p.m. Eastern Time on the last day of the grace period, the policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Administrative Office by 4:00 p.m. Eastern Time the prior business day. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.

Reinstatement

If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement fee.

The reinstatement fee, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.

Taxes

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more omplete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

Policy Proceeds

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary’s income for purposes of federal income tax. As long as the policy remains in effect, any increases in the value of the policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a “modified endowment contract” in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured’s lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder’s gross income to the extent that the policy’s cash surrender value exceeds the owner’s investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

•	after the taxpayer’s attaining age 59 1/2,

•	as a result of his or her disability, or

•	in one of several prescribed forms of annuity payments.

Loans received under the policy (unless the policy is a modified endowment contract) will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is surrendered or lapsed, any policy loan then in effect is treated as taxable income to the extent that the policy’s accumulation value (including the loan amount) then exceeds your “basis” in the policy. (Your “basis” equals the total amount of premiums that were paid into the policy less any withdrawals from the policy plus any amounts reported to you as taxable income due to loans secured by the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

Avoiding DEFRA

In order to ensure that premium payments made to your policy do not exceed DEFRA guidelines, which would cause your policy to no longer be considered as life insurance for tax purposes, we will only apply the portion of your premium payment that does not exceed the DEFRA guidelines. The remaining portion of your premium payment that we are not able to apply given DEFRA guidelines will be returned to you within five (5) business days. Please contact your tax advisor with any further questions regarding DEFRA.

Avoiding Modified Endowment Contracts

If you have previously authorized us to do so, we will hold your premium payment for up to ten business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If (i) you have not given us prior authorization to hold your premium payment for up to ten (10) business days, and we determine your premium payment will cause your policy to become a MEC, if we apply your premium payment immediately or (ii) we determine that your premium will cause the policy to become a MEC even if we wait ten (10) business days to apply the premium, we will attempt to contact you within two business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will (i) delay applying the premium for ten (10) business days, where applicable, or (ii) refund the premium payment to the payor of the premium payment within five business days of confirming your intentions. If we are unable to confirm your intentions within two business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.

Correction of Modified Endowment Contracts

If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

Right to Charge for Company Taxes

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.

Currently, no charge is assessed against VAL for our federal taxes, or provision made for such taxes, that may be attributable to VAL. However, we may in the future charge each subaccount of VAL for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAL. Any such charges against VAL or its subaccounts could have an adverse effect on the investment performance of the subaccounts.

Legal Proceedings

There are no legal proceedings to which VAL is a party or to which the assets of any of the subaccounts of VAL are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAL.

Financial Statements

The financial statements of the Registrant, National Security Variable Account L, and the financial statements and schedules of the Depositor, National Security Life and Annuity Company, are included in the SAI. A copy of the SAI may be obtained by contacting your agent or representative, by contacting us at 1-877-466-6060 or by writing us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the Commission’s EDGAR System found at www.sec.gov.

Glossary

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value — the sum of the policy’s values in the subaccounts, the General Account and the loan collateral account.

Administrative Office — our Administrative Office is located at One Financial Way, Cincinnati, Ohio 45242. The mailing address is P.O. Box 5363, Cincinnati, OH 45201.

Age — the insured’s age at his or her nearest birthday.

Attained Age — the insured’s age at the end of the most recent policy year.

Beneficiary — the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the insured and if no beneficiary survives the insured, the insured’s estate will be the beneficiary. If the policyholder is not the insured and no beneficiary survives the insured, the policyholder or the policyholder’s estate will be the beneficiary.

Cash Surrender Value — the accumulation value minus any applicable surrender charges. The cash surrender value is subject to policy indebtedness.

Code — the Internal Revenue Code of 1986, as amended and all related regulations.

Commission — the Securities and Exchange Commission.

Corridor Percentage Test — a method of determining the minimum death benefit as required by the Code to qualify the policy as a “life insurance contract”. The minimum death benefit equals the accumulation value plus the accumulation value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit — the amount payable upon the death of the insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee — our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

Fund(s) — one or more registered investment companies which have portfolios among which you may allocate your net premium payments.

General Account — our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium — the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code. All policy changes affect the guideline annual premium, and we may, in our discretion, refuse to accept any policy change that would cause the policy to be disqualified as life insurance under the Code.

Home Office — our principal executive office is located at 100 Court Street, Binghamton, New York 13901. The mailing address is P.O. Box 1625, Binghamton, NY 13902.

Initial Premium — an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

Insured — the person upon whose life the policy is issued.

Issue Date — the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date, and except for cash on delivery policies, for which the policy date will be after the issue date.

Loan Collateral Account — an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAL and the General Account.

Loan Value — the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any given time.

Maturity Date — unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the insured’s 100th birthday.

Minimum Premium — the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required for each month that the death benefit guarantee remains active. The cumulative minimum premium is reduced by all loans and partial surrenders.

Monthly Deduction — the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

National Security — National Security Life and Annuity Company.

Net Investment Factor — the percentage change in value of a subaccount from one valuation period to the next.

Net Premiums — the premiums you pay less the premium expense charge.

Planned Premium — a schedule indicating the policyholder’s planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy — the Security Advantage VUL flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date — the date as of which policy charges begin. The policy date is used to determine policy months and years.

Policy Month — each policy month starts on the same date in each calendar month as the policy date.

Policy Year — each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness — the total of any unpaid policy loans.

Policyholder — the person so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Portfolio(s) — portfolios of a Fund that use different investment strategies or invest in different securities. We may use the term “portfolios” or “subaccounts” interchangeably to refer to the underlying investment choices.

Premium Expense Charge — an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds — the amount payable on surrender, maturity or death.

Process Day — the first day of each policy month. We deduct monthly deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns — “our”, “us” or “we” means National Security Life and Annuity Company. “You”, “your” or “yours” means the insured. If the insured is not the policyholder, “you”, “your” or “yours” means the policyholder when referring to policy rights, payments and notices.

Receipt — with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.

SAI — the Statement of Additional Information.

Settlement Options — methods of paying the proceeds other than in a lump sum.

Stated Amount — the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Subaccount — a subdivision of VAL which invests exclusively in the shares of a corresponding portfolio of one of the Funds. We may use the term “portfolios” or “subaccounts” interchangeably to refer to the underlying investment choices.

Surrender Charge — a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in stated amount applicable for 15 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under “Surrender Charges” below for more information.

Valuation Date — each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period — the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAL — National Security Variable Account L.

To learn more about National Security and this policy, you should read the SAI dated May 1, 2011. You can request a free copy of the SAI, request other information about this policy or make inquiries about your policy by contacting your agent or representative, by contacting us at 1-877-466-6060 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.

The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street, NE, Washington, DC 20549-1580. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-1580.

Investment Company Act of 1940 Registration File No. 811-10621

Securities Act of 1933 Registration No. 333-76344

Statement of Additional Information

National Security Life and Annuity Company

One Financial Way

Cincinnati, Ohio 45242

Telephone (800) 366-6654

National Security Variable Account L

Security Advantage

Individual, Flexible Premium Variable Life Insurance Policy

This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the “Policy”) issued by National Security Life and Annuity Company (“the Company”). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.

May 1, 2011

General Information

National Security Life and Annuity Company

We were originally established as an insurance company under the laws of the state of New York in 1973 as The Urbaine Life Reinsurance Company. In 1993, the company was purchased by Security Life of Denver Insurance Company and our name was changed to First ING Life Insurance Company of New York. Pursuant to an agreement executed on May 3, 2001, SMON Holdings, Inc., a Delaware holding company agreed to purchase the company from First ING Life Insurance Company of New York. After the purchase, we changed our name to National Security Life and Annuity Company. SMON Holdings, Inc. was owned by The Ohio National Life Insurance Company (“Ohio National Life”), One Financial Way, Cincinnati, Ohio and Security Mutual Life Insurance Company of New York (“Security Mutual”), 100 Court Street, Binghamton, New York. In March 2007, Ohio National Life and Security Mutual became direct owners of our stock after SMON Holdings, Inc. was dissolved, and Ohio National Life purchased additional shares of our stock from Security Mutual, increasing its ownership to over 80% of our outstanding stock. We are licensed to sell insurance in 18 states and the District of Columbia.

The Ohio National Life Insurance Company

Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $29.6 billion and equity in excess of $1.6 billion.

National Security Variable Account L (VAL)

We established VAL on January 4, 2002 pursuant to the insurance laws of the State of New York. VAL is registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under New York law, VAL’s assets are held exclusively for the benefit of contractowners and persons entitled to payments under the contract. VAL’s assets are not chargeable with liabilities arising out of our other business.

We keep VAL’s assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAL’s subaccounts.

VAL has subaccounts corresponding to each of the Funds listed in this prospectus. VAL may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

Services

Independent Registered Public Accounting Firm

The financial statements of National Security Variable Account L and the financial statements and schedules of National Security Life and Annuity Company for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG LLP covering the December 31, 2010 financial statements and schedules of National Security Life and Annuity Company refers to a change in the method of evaluating other-than-temporary impairments of fixed maturity securities due to

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the adoption of new accounting requirements issued by the FASB, as of January 1, 2009. KPMG LLP is located at 191 W. Nationwide Boulevard, Columbus, Ohio 43215.

Additional Information About Operation of Policies and Registrant

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAL will not be changed without the approval of the New York Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Annual Report

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any policy indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.

We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your policy one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you make special requests for an annual report of your account.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in stated amount, after the policy has been in force during your lifetime for a period of two years from the policy date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

Misstatements

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

(i)	Is the accumulation value on the date of death; and

(ii)

is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured’s true age or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years from the policy date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of

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the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Assignment

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The policyholder’s rights and the rights of the beneficiary may be affected by an assignment.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Optional Insurance Benefits

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. Optional riders may not be approved in all states and may be withdrawn by the Company at anytime, without prior notice. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

Additional Information About Charges

Supplemental Benefits

There are several supplemental benefits or riders that may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders impose additional charges which are disclosed in the prospectus.

Waiver of Stipulated Premium — provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit — provides for an additional death benefit if the insured’s death result from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option — provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Lifetime Advantage Rider — an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy’s death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. There is no charge for this rider and it may added to the Policy at any time.

Continuation of Coverage Rider — enables you to continue the full death benefit amount of your policy past the maturity date of age 100, as long as there is a positive cash surrender value in the policy at the time. This rider is only available at the time the policy is issued.

Exchange of Life Rider — Allows the named insured to be changed.

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk classes.

Performance Data

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio’s average annual total return using the following method:

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•	A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price (“initial investment”) is assumed.

•

We calculate the ending value (“ending value”) of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

•	The ending value is divided by the initial investment.

•

The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

Indemnification

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by Fidelity & Deposit Company of Maryland in the aggregate amount of $25,000,000.

Principal Underwriter

Ohio National Equities, Inc. (“ONEQ”), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continuous basis. Under a distribution and service agreement with ONEQ first executed on January 1, 2002, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days’ written notice. The following chart shows the premium payments received by VAL for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAL and the amounts retained by ONEQ for each of the last three years.

Year	Premiums Received by VAL	Aggregate Commissions	Retained Commissions
2010	$11,781.00	$0.00	$0.00
2009	$11,780.00	$0.00	$0.00
2008	$11,782.00	$0.00	$0.00

The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company (“ONESCO”), an affiliate of National Security, or (b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority.

In addition to this contract, ONEQ also serves as the principal underwriter of contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, and variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D.

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The officers and directors of ONEQ are:

David B. O’Maley	Director and Chairman
Thomas A. Barefield	Senior Vice President
Gary T. Huffman	Director and President
Michael F. Haverkamp	Director and Secretary
Barbara A. Turner	Vice President of Operations & Comptroller and Treasurer
H. Douglas Cooke	Vice President, Institutional Sales
Richard J. Dowdle	Vice President, Institutional Sales
Martin T. Griffin	Vice President, Institutional Sales
Laurens N. Sullivan	Vice President, Institutional Sales
Kimberly A. Plante	Assistant Secretary
Jeffery A. Bley, Jr.	Chief Compliance Officer

Financial Data

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ABOUT THIS REPORT
This report is a presentation of the National Security Variable Account L.
This Annual Report has four major sections:
Statements of Assets and Contract Owners’ Equity
These statements list all the underlying funds of the variable account, the number of shares owned, cost of shares, investments at fair value and contracts in accumulation period. The fair value of the assets changes as the underlying mutual funds change in value. As contract owners transfer among the underlying funds, the number of shares increases or decreases accordingly. When money is deposited or withdrawn by a contract owner, shares are correspondingly purchased or redeemed.
Statements of Operations
The Statements of Operations show income and expenses to the variable account from investment activity for reinvested dividends and risk and administrative expenses. Risk and administrative expenses are assessed through the daily unit value calculation and represent an expense to the variable account and its contract owners. These statements also show reinvested capital gains, the realized gain (loss) resulting from units being sold, and the change in unrealized gain (loss).
Statements of Changes in Contract Owners’ Equity
The Statements of Changes in Contract Owners’ Equity include the increase or decrease in Contract Owners’ Equity from Operations for income and expenses as shown on the Statements of Operations. In addition, the Equity Transactions section of this statement illustrates contract purchase payments, cost of insurance and other administrative fees and lapse charges. The sum of these two sections represents the Net Change in Contract Owners’ Equity which, when added to the beginning Contracts Owners’ Equity, equals Contract Owners’ Equity at the end of the reporting period. The Change in units section illustrates the number of units purchased and redeemed for each subaccount during the period reported.
Notes to Financial Statements
The Notes to Financial Statements provide further disclosures about the variable account and its underlying contract provisions.

National Security Variable Account L

Statements of Assets and Contract Owners’ Equity	December 31, 2010

	Assets	Contract owners’ equity
	Investments,	Contracts in accumulation
	at fair value	period (note 5)
Ohio National Fund, Inc.:
S&P 500 Index Subaccount 1,277 Shares (Cost $15,752)	$16,868	$16,868
High Income Bond Subaccount 1,638 Shares (Cost $15,160)	20,164	20,164
Goldman Sachs Variable Insurance Trust — Institutional Shares:
Large Cap Value Subaccount (a) 1,576 Shares (Cost $16,966)	16,141	16,141
Structured U.S. Equity Subaccount 310 Shares (Cost $3,401)	3,273	3,273
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount 778 Shares (Cost $18,715)	18,271	18,271

Totals	$74,717	$74,717

(a)	Name change was effective April 30, 2010:
Large Cap Value Subaccount formerly known as Growth and Income
The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Operations	For the Period Ended December 31, 2010

					Fidelity Variable
					Insurance
			Goldman Sachs Variable		Products
			Insurance Trust -		Fund - Service
	Ohio National Fund, Inc.		Institutional Shares		Class 2
	S&P 500	High Income	Large Cap	Structured	VIP
	Index	Bond	Value	U.S. Equity	Contrafund	Total
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccounts
	2010	2010	2010	2010	2010	2010
Investment activity:
Reinvested dividends	$209	$0	$123	$46	$168	$546
Risk and administrative expense (note 2)	(107)	(136)	(104)	(21)	(115)	(483)

Net investment activity	102	(136)	19	25	53	63

Reinvested capital gains	0	0	0	0	8	8

Realized and unrealized gain (loss) on investments:
Realized gain (loss)	(36)	304	(179)	(17)	(202)	(130)
Unrealized gain	1,913	2,107	1,657	334	2,624	8,635

Net gain on investments	1,877	2,411	1,478	317	2,422	8,505

Net increase in contract owners’ equity from operations	$1,979	$2,275	$1,497	$342	$2,483	$8,576

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2010 and 2009

					Goldman Sachs Variable Insurance Trust
	Ohio National Fund, Inc.				Trust - Institutional Shares
	S&P 500 Index		High Income Bond		Large Cap Value		Structured U.S. Equity
	Subaccount		Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009	2010	2009
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$102	$88	$(136)	$(100)	$19	$126	$25	$31
Reinvested capital gains	0	0	0	0	0	0	0	0
Realized gain (loss)	(36)	(634)	304	(105)	(179)	(857)	(17)	(47)
Unrealized gain	1,913	2,964	2,107	5,244	1,657	2,510	334	427

Net increase in contract owners’ equity from operations	1,979	2,418	2,275	5,039	1,497	1,779	342	411

Equity transactions:
Contract purchase payments	2,804	2,805	2,806	2,805	2,806	2,806	558	558
Cost of insurance and other administrative fees (note 2)	(1,024)	(993)	(1,296)	(1,261)	(990)	(988)	(91)	(92)
Lapse charges (note 2)	0	(427)	0	(630)	0	(458)	0	0

Net equity transactions	1,780	1,385	1,510	914	1,816	1,360	467	466

Net change in contract owners’ equity	3,759	3,803	3,785	5,953	3,313	3,139	809	877
Contract owners’ equity:
Beginning of period	13,109	9,306	16,379	10,426	12,828	9,689	2,464	1,587

End of period	$16,868	$13,109	$20,164	$16,379	$16,141	$12,828	$3,273	$2,464

Change in units:
Beginning units	787	698	958	903	1,272	1,128	291	225

Units purchased	165	202	154	198	276	327	65	79
Units redeemed	(60)	(113)	(71)	(143)	(98)	(183)	(11)	(13)

Ending units	892	787	1,041	958	1,450	1,272	345	291

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Statements of Changes in Contract Owners’ Equity	For the Periods Ended December 31, 2010 and 2009

	Fidelity Variable
	Insurance
	Products Fund -
	Service Class 2
	VIP Contrafund		Total
	Subaccount		Subaccounts
	2010	2009	2010	2009
Increase (decrease) in contract owners’ equity from operations:
Net investment activity	$53	$57	$63	$202
Reinvested capital gains	8	3	8	3
Realized gain (loss)	(202)	(1,146)	(130)	(2,789)
Unrealized gain	2,624	4,429	8,635	15,574

Net increase in contract owners’ equity from operations	2,483	3,343	8,576	12,990

Equity transactions:
Contract purchase payments	2,806	2,806	11,780	11,780
Cost of insurance and other administrative fees (note 2)	(1,093)	(1,046)	(4,494)	(4,380)
Lapse charges (note 2)	0	(452)	0	(1,967)

Net equity transactions	1,713	1,308	7,286	5,433

Net change in contract owners’ equity	4,196	4,651	15,862	18,423
Contract owners’ equity:
Beginning of period	14,075	9,424	58,855	40,432

End of period	$18,271	$14,075	$74,717	$58,855

Change in units:
Beginning units	1,115	1,004	4,423	3,958

Units purchased	217	274	877	1,080
Units redeemed	(85)	(163)	(325)	(615)

Ending units	1,247	1,115	4,975	4,423

The accompanying notes are an integral part of these financial statements.

National Security Variable Account L

Notes to Financial Statements	December 31, 2010
(1) Basis of Presentation and Summary of Significant Accounting Policies
A. Organization and Nature of Operations
National Security Variable Account L (the “Account”) is a separate account of National Security Life and Annuity Company (“NSLA”) established as a funding vehicle for variable insurance life policies. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from NSLA’s other assets and liabilities. The portion of the Account’s assets applicable to the variable insurance life policies is not chargeable with liabilities arising out of any other business NSLA may conduct.
The variable life insurance policies are sold by registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”). ONEQ is under common control with NSLA as The Ohio National Life Insurance Company (“ONLIC”) (a) is the sole owner of ONEQ and (b) as of March 30, 2007, owns over 80% of our outstanding stock of NSLA. ONEQ is the principal underwriter of the contracts. NSLA pays ONEQ a sales commission based on a pre-determined percentage of each purchase payment and ONEQ pays a portion of that fee to broker-dealers. The commission percentage paid to broker-dealers varies by product.
B. Assets of the Account
Assets of the Account are assigned to the following subaccounts:
Ohio National Fund, Inc.: S&P 500 Index and High Income Bond
Goldman Sachs Variable Insurance Trust — Institutional Shares: Large Cap Value and Structured U.S. Equity
Fidelity Variable Insurance Products Fund — Service Class 2: VIP Contrafund
The underlying mutual funds in which the subaccounts invest are diversified open-end management investment companies. The underlying mutual funds’ investments are subject to varying degrees of market, interest and financial risks; the issuers’ abilities to meet certain obligations may be affected by economic developments in their respective industries.
Some of the underlying mutual funds have been established by investment advisers that manage other mutual funds having similar names and investment objectives. While some of the underlying mutual funds may have holdings that are comparable to other similarly-named mutual funds, they may not be identical in portfolio management, composition, objective, or investment strategy. Consequently, the investment performance of an underlying mutual fund and a similarly-named fund may differ substantially.
Ohio National Investments, Inc. (“ONI”), a wholly owned subsidiary of ONLIC, performs investment advisory services on behalf of the Ohio National Fund, Inc. Portfolios in which the Account invests. For these services, ONI recorded advisory fees of approximately $14.6 and $11.9 million for the years ended December 31, 2010 and 2009, respectively.
Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the general account of NSLA. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. There were no transfers to or from the NSLA fixed portion of life insurance policies for the periods ended December 31, 2010 and 2009.
C. Security Valuation, Transactions and Related Investment Income
The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2010.
Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized gains and losses are determined on the basis of average cost.

D. Use of Estimates in Preparation of Financial Statements
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
E. Subsequent Events
The Account has evaluated subsequent events through April 15, 2011, which is the date these financial statements were issued and there are no subsequent events to report.
(2) Risk & Administrative Expense and Contract Charges
Although variable life payments differ according to the investment performance of the underlying subaccounts, they are not affected by mortality or expense experience because NSLA assumes the expense risk and the mortality risk of the policies. NSLA charges the Accounts’ assets for assuming those risks. Such charges are assessed through the unit value calculation.
At the end of each valuation period, NSLA charges a mortality and expense risk fee and a fee for recovery of administrative expenses. Both fees are calculated based on net assets at the end of the valuation period and a pre-determined annualized rate as stated in the product prospectus. Administrative expenses include costs associated with providing accounting, administrative, compliance and legal services necessary to support issuance and maintenance of contracts. The expense risk assumed by NSLA is the risk that the deductions provided for in the variable life insurance policies may be insufficient to cover the actual costs to administer the terms stated in the contracts.
Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to each policy’s current premium allocation choices. The premium expense charge has two components: distribution charge for premiums paid and state or local taxes on premium payments. Total premium expense charges assessed by NSLA amounted to $873 and $873 for the periods ended December 31, 2010 and 2009, respectively.
All other fees assessed on contracts, including surrender fees, transfer fees, administrative fees, cost of insurance, maintenance fees, and fees for optional riders are charged to contract upon the event related to the expense. These charges are assessed through redemption of units, in an amount such that the value of the redeemed units at the end of the next valuation period are equivalent to the calculated dollar value of the charge.
The following table illustrates product and contract level charges:
These basic charges are assessed through reduction of daily unit values:

Security
Advantage VUL
Mortality and Expense Risk Fees
This basic charge is assessed through reduction of daily unit values:	0.75%

The following charges are assessed through the redemption of units:

Premium Expense Charge Deducted from premiums upon receipt.	3.9% to 4.9%

Premium Taxes Deducted from premiums upon receipt.	2%

Surrender Fees
Deducted from the Accumulation Value during the first 15 policy years, and for 15 years following an increase in the stated amount, in the event of a full surrender, partial surrender, lapse, and decreases in stated amount. (per $1,000)
$12.29 to $132.66

Transfer Fees — per transfer (currently no charge for the first 12 transfers each contract year)	$3 to $15

Administrative Fees Upon the partial surrender amount. (of the amount surrendered)	the lesser of $25 or 2%

Cost of Insurance Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980 Commissioner’s Standard Ordinary Mortality tables. (per $1,000)	$.045 to $83.33

Maintenance Fee Deducted monthly.	$7

Continuation of Coverage Rider Deducted monthly. Provides for payment of full death benefit past maturity date. (per $1,000)	$0.00 to $0.17

Accidental Death Benefit Deducted monthly. Provides additional death benefit if insured’s sole cause of death is an accident. (per $1,000)	$0.05 to $0.29

Lifetime Advantage Rider
Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of the death of the insured in the event of terminal illness. Reduction of remaining death benefit of the amount taken under the rider.
up to 10%

Exchange of Life Insured — per exchange Allows the insured life to be changed.	$75

Guaranteed Purchase Option Deducted monthly. Provides the right to purchase chosen amount of insurance coverage at certain dates without evidence of insurability. (per $1,000)	$0.00 to $0.19

Waiver of Stipulated Premium for Total Disability Deducted monthly. Credits a stipulated premium to the policy if insured is totally disabled. (per $1,000)	$0.01 to $0.18
Further information regarding fees, terms, and availability is provided in the prospectus for the product listed above.
(3)	Federal Income Taxes
Operations of the Account form a part of, and are taxed with, the operations of NSLA which is taxed as an insurance company under the Internal Revenue Code. Taxes are the responsibility of the contract owner upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account upon redemption of the Fund shares. Accordingly, NSLA does not provide income taxes within the Account.
(4)  Investments
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Account generally uses a market approach as the calculation technique due to the nature of the mutual fund investments offered in the Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The Account categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Account categorizes financial assets recorded at fair value as follows:
Level 1:	Unadjusted quoted prices accessible in active markets for identical assets at the measurement date.

Level 2:	Unadjusted quoted prices for similar assets in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The assets utilizing Level 2 valuations represent investments in privately-traded registered mutual funds only offered through insurance products.

Level 3:	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.
The following is a summary of the inputs used in valuing the Account’s assets at fair value as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Separate Account Investments*	$0	$74,717	$0	$74,717

*	Refer to Note 1.B. for listing of individual Separate Account Investments.
There were no transfers into, or out of, Level 1, Level 2, or Level 3 for the period ended December 31, 2010.
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:

	Purchases	Sales
Ohio National Fund, Inc.:
S&P 500 Index Subaccount	$3,015	$1,132
High Income Bond Subaccount	2,806	1,432
Goldman Sachs Variable Insurance Trust — Institutional Shares
Large Cap Value Subaccount	2,928	1,093
Structured U.S. Equity Subaccount	604	112
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount	2,981	1,207

Totals	$12,334	$4,976

(5)	Financial Highlights
The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expenses, total return and investment income ratio for the periods then ended, for the respective subaccounts and products:

						Investment
	Accumulation					Income
	Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Ratio****
Ohio National Fund, Inc.:
S&P 500 Index Subaccount
2010	892	$18.917669	$16,868	0.75%	13.60%	1.46%
2009	787	$16.652341	$13,109	0.75%	24.89%	1.59%
2008	698	$13.333415	$9,306	0.75%	-37.77%	1.78%
2007	599	$21.425862	$12,840	0.75%	4.28%	1.49%
2006	492	$20.547287	$10,110	0.75%	14.44%	1.35%
High Income Bond Subaccount
2010	1,041	$19.368311	$20,164	0.75%	13.24%	0.00%
2009	958	$17.104010	$16,379	0.75%	48.13%	0.00%
2008	903	$11.546619	$10,426	0.75%	-25.87%	0.00%
2007	786	$15.575739	$12,238	0.75%	2.75%	0.00%
2006	634	$15.158162	$9,604	0.75%	9.31%	0.00%
Goldman Sachs Variable Insurance Trust — Institutional Shares:
Large Cap Value Subaccount
2010	1,450	$11.130779	$16,141	0.75%	10.37%	0.88%
2009	1,272	$10.084986	$12,828	0.75%	17.44%	1.95%
2008	1,128	$8.587516	$9,689	0.75%	-35.01%	2.20%
2007	976	$13.213813	$12,895	0.75%	0.73%	1.96%
2006	808	$13.117476	$10,597	0.75%	21.72%	2.01%
Structured U.S. Equity Subaccount
2010	345	$9.488199	$3,273	0.75%	12.00%	1.66%
2009	291	$8.471424	$2,464	0.75%	20.24%	2.39%

						Investment
	Accumulation					Income
	Units***	Value Per Unit	Fair Value	Expenses*	Total Return**	Ratio****
2008	225	$7.045207	$1,587	0.75%	-37.47%	1.88%
2007	176	$11.267046	$1,982	0.75%	-2.36%	1.19%
2006	137	$11.539835	$1,576	0.75%	12.05%	1.29%
Fidelity Variable Insurance Products Fund — Service Class 2:
VIP Contrafund Subaccount
2010	1,247	$14.645233	$18,271	0.75%	16.06%	1.09%
2009	1,115	$12.619049	$14,075	0.75%	34.46%	1.26%
2008	1,004	$9.384996	$9,424	0.75%	-43.12%	0.87%
2007	874	$16.499363	$14,419	0.75%	16.42%	0.82%
2006	727	$14.171671	$10,308	0.75%	10.60%	1.05%

*	This represents the annualized contract expense rates of the Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

**	This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented.

***	Accumulation units are rounded to the nearest whole number.

****	The Investment Income Ratio represents the net investment income dividends that were received by the subaccount for the periods indicated, divided by average net assets. Distributions of net capital gains by the underlying fund and expenses of the subaccount are not included in the calculation. The recognition of investment income by the subaccount is affected by the timing of dividends declared by the underlying fund. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates. The Investment Income Ratios for funds that were eligible for investment during only a portion of a year are calculated by dividing the actual dividends received by the average net assets for the period in which assets were present. The ratio is annualized in these instances.

Report of Independent Registered Public Accounting Firm
The Board of Directors of National Security Life and Annuity Company
and Contract Owners of National Security Variable Account L:
We have audited the accompanying statements of assets and contract owners’ equity of National Security Variable Account L (comprised of the sub-accounts listed in note 1) (collectively, “the Accounts”) as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Accounts as of December 31, 2010, the results of their operations, changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Columbus, OH
April 15, 2011

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Financial Statements

December 31, 2010 and 2009

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

National Security Life and Annuity Company:

We have audited the accompanying balance sheets of National Security Life and Annuity Company (the Company) (a majority owned subsidiary of Ohio National Life Insurance Company) as of December 31, 2010 and 2009, and the related statements of operations, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2010. In connection with our audits of the financial statements, we have also audited financial statement schedules I, III, and IV. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Security Life and Annuity Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 2 to the financial statements, the Company changed its method of evaluating other-than-temporary impairments of fixed maturity securities due to the adoption of new accounting requirements issued by the FASB, as of January 1, 2009.

/s/ KPMG LLP

April 13, 2011

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Balance Sheets

December 31, 2010 and 2009

(Dollars in thousands, except share amounts)

	2010	2009
Assets
Investments:
Fixed maturity available-for-sale securities, at fair value	$32,356	34,133
Fixed maturity trading securities, at fair value	13,487	13,403
Other long-term investments	44	44

Total investments	45,887	47,580

Cash	1,560	2,655
Accrued investment income	453	473
Deferred policy acquisition costs	4,377	3,758
Reinsurance recoverable	97,196	77,504
Goodwill and intangible assets	755	755
Other assets	630	501
Deferred federal income taxes	1,928	2,112
Assets held in separate accounts	151,407	112,170

Total assets	$304,193	247,508

Liabilities and Stockholders’ Equity

Future policy benefits and claims	$36,960	38,848
Reinsurance payables	92,161	73,517
Amounts due to affiliates	81	97
Other liabilities	1,301	811
Liabilities related to separate accounts	151,407	112,170

Total liabilities	281,910	225,443

Commitments and contingencies

Stockholders’ equity:
Class A common stock, $250 par value. Authorized 10,000 shares; issued and outstanding 10,000 shares	2,500	2,500
Additional paid-in capital	20,845	20,845
Accumulated other comprehensive income	1,324	501
Retained deficit	(2,386)	(1,781)

Total stockholders’ equity	22,283	22,065

Total liabilities and stockholders’ equity	$304,193	247,508

See accompanying notes to financial statements.

2

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Operations

Years ended December 31, 2010, 2009 and 2008

(Dollars in thousands)

	2010	2009	2008
Revenues:
Traditional life and annuity insurance premiums and charges	$4,447	3,709	3,811
Reinsurance premiums ceded	(2,572)	(2,556)	(2,813)

Total premiums and charges net of reinsurance	1,875	1,153	998

Change in value of trading securities	438	679	26
Change in value of reinsurance derivatives	(438)	(679)	(26)
Net investment income	1,520	1,211	1,085

Net realized (losses) gains:
Investment (losses) gains:
Total-other-than temporary impairment losses on securities	—	(72)	(814)
Portion of impairment losses recognized in other comprehensive income	—	—	—

Net other-than-temporary impairment losses on securities recognized in earnings	—	(72)	(814)

Realized (losses) gains, excluding other- than-temporary impairment losses on securities	91	(32)	(103)

Total investment gains (losses)	91	(104)	(917)
Other loss	(1,376)	(755)	(666)

	2,110	1,505	500

Benefits and expenses:
Benefits and claims	1,000	658	351
Increase (decrease) in policy reserves	37	(429)	421
Amortization of deferred policy acquisition costs	372	361	90
Other operating costs and expenses	1,565	1,108	1,446

	2,974	1,698	2,308

Loss before income taxes	(864)	(193)	(1,808)

Income taxes:
Deferred benefit	(259)	(1,487)	(685)

	(259)	(1,487)	(685)

Net (loss) income	$(605)	1,294	(1,123)

See accompanying notes to financial statements.

3

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Changes in Stockholders’ Equity

Years ended December 31, 2010, 2009 and 2008

(Dollars in thousands)

	Class A common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained deficit	Total stockholders’ equity
Balance, December 31, 2007	$2,500	20,845	(200)	(1,952)	21,193

Comprehensive loss:
Net loss	—	—	—	(1,123)	(1,123)
Other comprehensive loss	—	—	(945)	—	(945)

Total comprehensive loss					(2,068)

Balance, December 31, 2008	2,500	20,845	(1,145)	(3,075)	19,125

Comprehensive income:
Net income	—	—	—	1,294	1,294
Other comprehensive income	—	—	1,646	—	1,646

Total comprehensive income					2,940

Balance, December 31, 2009	2,500	20,845	501	(1,781)	22,065

Comprehensive income:
Net loss	—	—	—	(605)	(605)
Other comprehensive income	—	—	823	—	823

Total comprehensive income					218

Balance, December 31, 2010	$2,500	20,845	1,324	(2,386)	22,283

See accompanying notes to financial statements.

4

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Statements of Cash Flows

Years ended December 31, 2010, 2009 and 2008

(Dollars in thousands)

	2010	2009	2008
Cash flows from operating activities:
Net (loss) income	$(605)	1,294	(1,123)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Proceeds from sales/maturities of fixed maturity trading securities	774	882	2,517
Cost of fixed maturity trading securities acquired	(427)	(10,716)	(997)
Interest credited to policyholder account values	468	464	267
Universal life and investment-type product policy fees	(955)	(494)	(426)
Capitalization of deferred policy acquisition costs	(1,027)	(1,862)	(730)
Amortization of deferred policy acquisition costs	372	361	90
Amortization and depreciation	12	11	88
Net realized (gains) losses on investments	(91)	104	917
Change in value of trading securities	(438)	(679)	(26)
Deferred federal income tax benefit	(259)	(1,487)	(685)
Change in value of reinsurance derivative	438	679	26
Decrease (increase) in accrued investment income	20	(175)	(49)
(Increase) decrease in reinsurance recoverable and other assets	(19,821)	(40,664)	3,608
Increase (decrease) in funds withheld-modco reinsurance	18,606	41,702	(2,689)
Increase in policyholder liabilities	10,690	30,493	10,177
Increase (decrease) in other liabilities	52	(348)	(271)
(Decrease) increase in amounts due to affiliates	(16)	(15)	12
Increase (decrease) in reinsurance payables	38	(427)	(136)
Other, net	3	(17)	(52)

Net cash provided by operating activities	7,834	19,106	10,518

Cash flows from investing activities:
Proceeds from sale and maturity of fixed maturity available-for-sale securities	3,556	2,583	4,869
Cost of fixed maturity available-for-sale securities acquired	(428)	(15,233)	(8,216)

Net cash provided by (used in) investing activities	3,128	(12,650)	(3,347)

Cash flows from financing activities:
Investment product account deposits	12,424	33,448	11,275
Investment product account withdrawals	(24,481)	(40,851)	(17,666)

Net cash used in financing activities	(12,057)	(7,403)	(6,391)

Net (decrease) increase in cash and cash equivalents	(1,095)	(947)	780

Cash and cash equivalents, beginning of year	2,655	3,602	2,822

Cash and cash equivalents, end of year	$1,560	2,655	3,602

Supplemental disclosure:
Income taxes paid	$—	—	—

See accompanying notes to financial statements.

5

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

(1)	Organization and Business Description

National Security Life and Annuity Company (NSLAC or the Company), formerly known as First ING Life Insurance Company of New York (First ING Life), is domiciled in New York. Ohio National Life Insurance Company (ONLIC), a wholly owned life insurance subsidiary of Ohio National Financial Services (ONFS), owns approximately 80.5% of NSLAC. Security Mutual Life Insurance Company of New York owns the remaining interest of NSLAC.

The Company, previously when under the control of the former Parent of the Company, assumed and retroceded traditional life insurance. This assumed and retroceded block of business is currently in runoff. Additionally, the Company has variable universal life insurance business that is in runoff. After January 4, 2002, the Company commenced marketing a portfolio of variable annuity products in the state of New York and other jurisdictions in which the Company is licensed to do business. The Company is licensed to do business in 17 states and the District of Columbia. Currently, the Company exclusively offers variable annuity products in the state of New York.

The following is a description of the most significant risks facing life insurers:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to protect or benefit policyholders that reduce insurer profits, new legal theories, or insurance company insolvencies (through guaranty fund assessments) may create costs for the insurer beyond those recorded in the financial statements.

Credit Risk is the risk that issuers of securities owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay.

Interest Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Concentration Risk is the risk that arises from the Company’s reliance upon certain key business relationships. The Company has been selling variable annuity products since 2003. As a result of these product sales, two types of concentration risk have arisen. First, the distribution of these products is highly concentrated among a few key institutional producers. The Company’s largest distributor of variable annuity products contributed approximately 51% of total variable annuity deposits in 2010. A different distributor was the largest distributor in 2009 with approximately 38% of the total variable annuity deposits. Based on policyholder account balances, the Company’s largest distributor accounted for approximately 33% and 30% of total deferred annuity reserves as of December 31, 2010 and 2009, respectively. It is possible that a change in the Company’s relationship with this distributor could result in the loss of existing business and a large outflow of the Company’s general account assets along with the subsequent loss of the investment spread earned on those assets.

6	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The second concentration risk arises from the Company’s use of reinsurance. The exposure risk from the variable annuity sales is mitigated by the use of reinsurance. The Company has entered into a 50% modified coinsurance agreement with ONLIC, the parent company. The Company has also entered into a 100% coinsurance agreement with ONLIC, the parent company, on the guaranty benefit riders. If the Company is unable to continue to negotiate acceptable coinsurance arrangements in the future, management could be required to limit future annuity sales, seek additional capital, or both.

Reinsurance Risk is the risk that the Company will experience a decline in the availability of financially stable reinsurers for its ongoing business needs. The Company has entered into reinsurance contracts to cede a portion of its general account life and annuity business. Total amounts recoverable under these reinsurance contracts include ceded reserves, paid and unpaid claims, and certain other amounts, which totaled $97,196 and $77,504 as of December 31, 2010 and 2009, respectively. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the contract holder.

Equity Market Risk is the risk of loss due to declines in the equity markets that the Company participates in. The Company’s primary equity risk relates to the Company’s individual variable annuity contracts which offer guaranteed benefit riders. There are four main types of benefits: guaranteed minimum death benefit (GMDB), guaranteed minimum income benefit (GMIB), guaranteed minimum account benefit (GMAB) and guaranteed minimum withdrawal benefit (GMWB). The GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount. The specified amount may be based on the premiums paid, a contract value on a specified anniversary date or premiums paid increased by an annual interest rate factor, all of which are adjusted for amounts withdrawn. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract, will increase the net amount at risk (the GMDB in excess of the contract value), which could result in additional GMDB claims. The GMIB provides a benefit if the annuitant elects to receive an annuitization benefit after a ten year window from rider issue. The annuitization base is equal to premiums less withdrawals rolled up at 5.5% annually. The GMAB provides a benefit of return of premium (less withdrawals) at the end of ten years. The GMWB is similar to the GMAB except the policyholder is allowed to make periodic withdrawals instead of waiting for the benefit in a lump sum at the end of ten years. The Company refers to the total of these four types as the G reserves. See note 2(e) for additional information on G reserves.

(2)	Summary of Significant Accounting Policies

The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note 3).

7	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

(a)	Valuation of Investments, Related Gains and Losses, and Investment Income

Fixed maturity securities classified as available-for-sale are stated at fair value, with the unrealized gains and losses, net of deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholders’ equity. Fixed maturity securities related to the Company’s funds withheld reinsurance arrangements are classified as trading and are stated at fair value, with the changes in fair value recorded in the accompanying statements of operations.

The fair value of fixed maturity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or “internal pricing matrix” is most often used. The internal pricing matrix is developed by obtaining spreads for private placements and corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, management determines the fair value using other modeling techniques, primarily commercial software applications utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2010, 98.4% of the fair values of fixed maturity securities were obtained from independent pricing services, 1.4% from the Company’s pricing matrices and 0.2% from other sources.

Management regularly reviews its fixed maturity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in fair value of investments. For those fixed maturity securities where fair value is 50% or less of amortized cost for one month or 80% of amortized cost for six consecutive months or more, additional analysis is prepared which focuses on each issuer’s ability to service its debts and the length of time and extent the security has been valued below cost. This process provides for an assessment of the credit quality or future cash flows of each investment in the securities portfolio.

For those securities identified above, the Company considers additional relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporarily impaired (OTI). Examples of the relevant facts and circumstances that may be considered include: (1) the current fair value of the security as compared to cost, (2) the length of time the fair value has been below cost, (3) the financial position of the issuer, including the current and future impact of any specific events, (4) any items specifically pledged to support the credit along with any other security interests or collateral, (5) the Company’s intent to sell the security or if it is more likely than not that it will be required to sell the security before it can recover the amortized cost, (6) the business climate, (7) management changes, (8) litigation and government actions, (9) monitoring late payments, (10) downgrades by rating agencies, (11) financial statements and key financial ratios, (12) revenue forecasts and cash flow projections as indicators of credit issues, and (13) other circumstances particular to an individual security.

8	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

For structured securities included in fixed maturity securities the Company determines if the collection of cash flows for the investment is in question. For each security, deemed by management that meets the criteria for additional analysis, the Company prepares an analysis of the present value of the expected cash flows, using the interest rate implicit in the investment at the date of acquisition. To the extent that the present value of cash flows generated by a security is less than the amortized cost, an OTI is recognized in the statements of operations. For those debt securities for which an OTI is determined and the Company has the intent to sell the security, or if it is more likely than not that it will be required to sell the security before recovery of the amortized cost, the entire unrealized loss (the amount the amortized cost basis exceeds the fair value) is recognized in the statements of operations. If the Company does not intend to sell the security and it is not more likely than not that the Company will be required to sell the security, but the security has suffered a credit loss (the amortized cost basis exceeds the present value of the expected cash flows), the impairment charge (excess of amortized cost over fair value) is bifurcated with the credit loss portion recorded in the statements of operations, and the remainder, or noncredit loss portion recorded in other comprehensive income. For those fixed maturity securities for which the Company has recorded a portion of the OTI in other comprehensive income, the Company prospectively amortizes the amount of the loss that was recorded in other comprehensive income over the remaining life of the security to the statements of operations based on the timing of future cash flows.

The Company’s practice is to disclose as part of the separate component of accumulated other comprehensive income the noncredit portion of any OTI (see note 6). Subsequent changes in fair value that are not considered OTI, are not included in the separate component of other comprehensive income.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations are reasonably possible and could result in a charge to income in a future period.

Prior to 2009, the Company generally recognized an OTI on securities in an unrealized loss position when the Company did not expect full recovery of value or did not have the intent and ability to hold such securities until they had fully recovered their amortized cost. The recognition of OTI prior to 2009 represented the entire difference between the amortized cost and fair value with this difference being recorded in net income (loss) as an adjustment to the amortized cost of the security.

9	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date.

For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from actual prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

Interest is accrued as earned using an effective yield method giving effect to amortization of premiums and accretion of discounts.

(b)	Revenues and Benefits

Traditional Life Insurance Products: Premiums for traditional life insurance products assumed, which includes those products with fixed and guaranteed premiums and benefits and consist principally of term life insurance policies, are recognized as revenue when due. Benefits are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished through the provision for future policy benefits.

Investment Products: Investment products consist of variable annuities and variable universal life. Revenues for investment products and universal life insurance products consist of net investment income, cost of insurance charges, asset fees, policy administration fees, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based upon the nature of such fees. Cost of insurance charges and policy administration fees are assessed on a daily, monthly or annual basis, and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

(c)	Deferred Policy Acquisition Costs

The recoverable costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses that relate to and vary with the production of new and renewal business have been capitalized. For investment and universal life products, deferred acquisition costs (DAC) is being amortized with interest over the lives of the policies in relation to the present value of the estimated future gross profits from projected interest margins, asset fees, cost of insurance charges, policy administration fees, surrender charges, and net realized gains and losses less policy benefits and policy maintenance expenses.

10	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for net separate account performance is 9.15%, a blend of expected returns from stock, money market and bond funds after deductions for policy charges. The Company assumes that the level of separate account assets resulting from market performance will revert, over a three-year period, to the level expected if the long-term assumed trend rate had applied. This assumption is commonly referred to as a reversion to the mean. The Company’s policy regarding the reversion to the mean process does not permit projected returns to be below 1.00% or in excess of 17.29% during the three-year reversion period.

Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the statement of operations.

The Company offers certain sales inducements to contract holders. Sales inducements are product features that enhance the investment yield on a contract. The Company utilizes the following sales inducements: day-one bonuses, which increase the account value at inception, and enhanced yield options which credit interest for a specified period in excess of rates currently being offered for other similar contracts. Sales inducement costs are deferred and amortized using the same methodology and assumptions used to amortize DAC.

(d)	Separate Accounts

Separate Account assets and liabilities represent contract holders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the Separate Accounts is not reflected in the statements of operations and cash flows except for the fees the Company receives for administrative services and risks assumed and the activity related to guaranteed contracts, which are riders to existing variable annuity contracts.

(e)	Future Policy Benefits

Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued. The liabilities for life reserves may be greater or less than those established by the ceding companies due to their use of different mortality and other assumptions (see note 7).

11	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

Future policy benefits for investment products in the accumulation phase and universal life insurance products have been calculated based on participants’ contributions plus interest credited less applicable contract charges (see note 7).

The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder. The Company also issues nontraditional variable annuity contracts in which the Company provides various forms of guarantees to benefit the related contract holders. The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.

In 2003, the Company began selling an annuity product with a GMDB that is adjusted every eight years to the current account value adjusted for withdrawals on a pro-rata basis. Also, the Company began selling a product with a minimum guaranteed death benefit equal to premiums paid less withdrawals. In 2003, a death benefit rider was made available. It is a one-year ratchet minimum death benefit that provides for a one-year adjustment to the current account value; the benefit stops increasing at age 80. In 2005, an additional rider was made available. The 2005 rider is identical to the 2003 version with the following change: the benefit increases the policy with a minimum guaranteed death benefit that is adjusted every three years to the current account value adjusted for withdrawals on a pro-rata basis. A rider is available that provides for a one-year adjustment to the current account value for withdrawals on a pro-rata basis.

In 2003, the Company began selling a GMIB rider. This rider, which is issued through age 80, provides for a guaranteed minimum fixed income in the form of a monthly annuity. The monthly income is determined by applying a guaranteed income base to the annuity tables in the rider. The guaranteed income base is the greater of (a) the premiums increased at 5.50% per year (4% for rider issue ages 76-80) until age 85, with adjustment for withdrawals or (b) the highest contract anniversary value prior to age 80. The amount for the latter during a period between contract anniversaries is determined by increasing the previous anniversary value by additional premiums and adjusting it, on a pro rata basis, for withdrawals. In 2004, a GMIB rider replaced the 2003 version. The 2004 rider is identical to the 2003 version with the following change: the first 6% of withdrawals are treated on a dollar for dollar basis; further withdrawals are adjusted on a pro-rata basis. In 2006, two riders replaced the 2004 version. They are identical to the 2004 version with the following modifications: the first has an optional annual reset provision, whereas the second has an optional five-year reset provision. In 2009, a new version of the GMIB rider replaced the previous versions offered in 2006. It was an annual reset with investment restrictions and had a higher rider charge.

12	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance as appropriate, with a related charge or credit to benefits and claims in the period of evaluation, if actual experience or other evidence suggests that earlier assumptions should be revised.

In 2004, the Company began selling a GMAB rider, in which the account value on the tenth anniversary will not be less than the remaining initial premium. A GMAB represents an embedded derivative in the variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivative is carried at fair value and reported in future policy benefits and claims. The fair value of the GMAB embedded derivative is calculated based on actuarial assumptions related to projected benefit cash flows, incorporating numerous assumptions, including but not limited to, expectations of contract holder persistency, market returns, correlations of market returns and market return volatility.

In 2005, the Company began selling two versions of a GMWB rider that guarantee, in the case of one version, 7% and in the alternate version 8%, withdrawals of the premium per year for 10 years and at the tenth anniversary, the account value will not be less than the remaining premium. A GMWB represents an embedded derivative in the variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivative is carried at fair value and reported in future policy benefits and claims. The fair value of the GMWB embedded derivative is calculated based on actuarial assumptions related to projected benefit cash flows, incorporating numerous assumptions including, but not limited to, expectations of contract holder persistency, market returns, correlations of market returns and market return volatility. The Company discontinued the sale of its GMWB rider in 2009.

13	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The following tables summarize the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts, as well as incurred and paid amounts, as of the dates indicted (note that one contract may contain multiple guarantees) (amounts in millions except for weighted average attained age):

	December 31, 2010
	General account value	Separate account value	Total account value	Net amount at risk	Benefits paid/ incurred	Weighted average attained age
GMDB	$32.2	151.3	183.5	3.3	0.1	62

GMIB	$3.7	132.7	136.4	—		61

GMAB/GMWB	$2.3	10.3	12.6	—	—	61

	December 31, 2009
	General account value	Separate account value	Total account value	Net amount at risk	Benefits paid/ incurred	Weighted average attained age
GMDB	$34.6	112.1	146.7	9.5	0.1	62

GMIB	$8.6	95.0	103.6	—	—	61

GMAB/GMWB	$0.3	10.5	10.8	—	—	60

All Separate Account assets associated with these contracts are invested in shares of various mutual funds offered by the Company and its sub advisors.

The Company did not transfer assets from the general account to the separate account for any of its variable annuity contracts during 2010 and 2009.

The following table summarizes account balances of variable annuity contracts with guarantees that were invested in separate accounts as of December 31:

	2010	2009
Mutual funds:
Bond	$35,997	24,601
Balanced	2,217	2,218
Equity	110,849	82,930
Money market	2,270	2,363

Total	$151,333	112,112

14	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

As of December 31, 2010, direct G reserves were $887, ceded G reserves were $815 and net G reserves were $72. As of December 31, 2009, direct G reserves were $419, ceded G reserves were $402 and net G reserves were $17.

The following table summarizes the reserve balances, net of reinsurance, for variable annuity contracts with guarantees as of December 31:

	2010	2009
GMDB	$72	17

Total	$72	17

A significant source of revenues for the Company is derived from asset fees, which are calculated as a percentage of Separate Account assets. Thus, losses in the equity markets, unless offset by additional sales of variable products, will result in corresponding decreases in Separate Account assets and asset fee revenue.

(f)	Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risk assumed. Assets and liabilities related to reinsurance are reported on a gross basis.

(g)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.

In determining the need for a valuation allowance, the Company considers the carryback capacity to absorb losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies. The determination of the valuation allowance for the Company’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of future performance. Management’s judgments are subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitive pricing, and specific industry and market conditions.

15	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The Company files separately its own Federal income tax return, but will be included as a member of the life/nonlife consolidated Federal income tax return of its ultimate parent, ONMH, in 2013.

(h)	Cash Equivalents

For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

(i)	Use of Estimates

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

The estimates susceptible to significant change are those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, contingencies, income taxes, impairment losses on investments and impairment of goodwill and intangible assets. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(j)	Goodwill and Intangible Assets

In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of net assets acquired as goodwill. In accordance with GAAP, goodwill is not amortized, but rather is evaluated for impairment at the reporting unit level annually, using December 31 financial information. The reporting unit is the operating segment or a business one level below the operating segment if discrete financial information is prepared and regularly reviewed by management at that level. The evaluation is completed at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount.

The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting unit. A two-step goodwill impairment test is utilized to identify and measure potential goodwill impairment. The first step compares the fair value of the reporting unit with its carrying amount. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the impairment. In the second step, if the carrying amount of reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss shall be recognized in an amount equal to that excess. The loss recognized cannot exceed the carrying amount of goodwill. After a goodwill impairment loss is recognized, the adjusted carrying amount of goodwill becomes its new accounting basis (see note 12).

16	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The Company’s only intangible asset is related to insurance licenses acquired with the purchase of the Company. In accordance with GAAP, the intangible asset, as it relates to insurance licenses, is not amortized, but rather is evaluated for impairment, using December 31 license standing information. The value of the intangible and any impairment assessment associated with that intangible is primarily dependent upon the maintenance of the New York license (see note 12). License fees are paid annually in order to keep the license in good standing.

(k)	Recently Issued Accounting Pronouncements

In October 2010, the FASB amended its guidance under FASB ASC 944, Accounting of Costs Associated with Acquiring or Renewing Insurance Contracts. The new guidance is contained in ASU 2010-26 and will require certain costs such as sales compensation or telemarketing costs that are related to unsuccessful efforts and any indirect costs to be expensed as incurred, rather than being capitalized and amortized over future periods. This new guidance must be implemented no later than January 1, 2012 or may be implemented earlier with any changes in the Company’s financial statements being recognized prospectively for acquisition costs incurred beginning in the earlier period or through retrospective adjustment of comparative prior periods. The Company will adopt this guidance on January 1, 2012. The Company is still evaluating the impact of this guidance.

In April 2010, the FASB amended guidance under FASB ASC 944, How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments. The new guidance is contained in ASU 2010-15 and clarifies that an insurance entity should not consider any separate account interests held for the benefit of policy holders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for the benefit of a related party policy holder as defined in the Variable Interest Subsections of Subtopic 810-10 and those Subsections require the consideration of related parties. This new guidance is effective for periods beginning after January 1, 2011. Early adoption is permitted. The Company plans on adopting this guidance effective January 1, 2011. The Company does not currently believe the adoption of this guidance will have a material impact on its financial statements.

In April 2009 the FASB issued guidance under FASB ASC 820-10, Fair Value Measurements and Disclosures. Subsequently, in January 2010, the FASB issued amended guidance under FASB Accounting Standards Update (ASU) 2010-06. This guidance requires new disclosures about recurring or nonrecurring fair-value measurements including significant transfers into and out of Level 1 and Level 2 fair-value measurements. In addition ASU 2010-06 clarified the level of disaggregation, inputs and valuation techniques. This section of ASU 2010-06 is effective for fiscal and interim reporting periods beginning after December 15, 2009. The Company has adopted this section of ASU 2010-06 effective January 1, 2010. The adoption of this new accounting guidance did not have a material impact on the presentation of the Company’s financial statements. In

17	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

addition, ASU 2010-06 also requires information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair-value measurements. This section of ASU 2010-06 will be effective for interim and annual reporting periods beginning on January 1, 2011. The Company does not expect the adoption of this new accounting guidance to have a material impact on its financial statements. See note 5 for the required disclosures.

In June 2009, FASB updated FASB ASC 810 Consolidations, the guidance which addresses the consolidation requirements applicable to variable interest entities (“VIE”). Under this new guidance, an entity would consolidate a VIE when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. The FASB also issued an amendment to this guidance in February 2010 under FASB ASU 2010-10 which defers application of this guidance to certain entities that apply specialized accounting guidance for investment companies. The Company adopted this guidance on January 1, 2010. There was no impact on the Company’s financial statements. See note 6 for the required disclosures.

In June 2009, the FASB issued guidance under FASB ASC 860, Transfers and Servicing which was subsequently amended in December 2009 by FASB ASU 2009-16. This guidance eliminates the concept of a qualifying special-purpose entity (QSPE) (as defined under previous FASB guidance) and clarifies and amends the derecognition criteria for a transfer to be accounted for as a sale and the unit of account eligible for sale accounting. Additionally, this guidance requires a transferor to initially measure and recognize all assets obtained (including a transferor’s beneficial interest) and liabilities incurred as a result of a transfer of financial assets accounted for as a sale at fair value. Additionally, on and after the effective date, existing QSPEs (as defined under previous accounting standards) must be evaluated for consolidation in accordance with the applicable consolidation guidance. This guidance also establishes new requirements for reporting a transfer of a portion of a financial asset as a sale. This guidance requires enhanced disclosures about, among other things, a transferor’s continuing involvement with transfers of financial assets accounted for as sales, the risks inherent in the transferred financial assets that have been retained, and the nature and financial effect of restrictions on the transferor’s assets that continue to be reported in the balance sheets. This guidance is effective for fiscal and interim reporting periods beginning after November 15, 2009. The Company adopted this guidance effective January 1, 2010. The adoption had no impact on the Company’s financial statements.

In September 2009, FASB issued guidance under FASB ASC 820-10, Fair Value Measurements and Disclosures. This guidance applies to measuring the fair value of investments in investment companies that do not have a readily determinable fair value and calculate net asset values (NAV) consistent with the American Institute of Certified Public Accountants Audit and Accounting Guide, which generally requires these investments to be measured at fair value. For these investments, this update allows, as a practical expedient, the use of NAV as the basis to estimate fair value as long as it is not probable, as of the measurement date that the investment will be sold and NAV is not the value that will be used in the sale. This guidance is effective for interim and annual periods ending

18	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

after December 15, 2009 with early adoption permitted. The Company has adopted this guidance effective with the period ending December 31, 2009. The adoption of ASC 820-10 did not have a material effect on the Company’s results of operations or financial position.

In August 2009, the FASB issued guidance under FASB ASC 820-10, Fair Value Measurements and Disclosures. This guidance clarifies how the fair value of a liability should be determined. It reiterates that fair value is the price that would be paid to transfer the liability in an orderly transaction between market participants at the measurement date. It notes that the liability should reflect the company’s nonperformance and credit risk and should not reflect restrictions on the transfer of the liability. To determine the exit price, the guidance permits companies to look to the identical liability traded as an asset, similar liabilities traded as assets, or another valuation technique to measure the price the company would pay to transfer the liability. This guidance is effective for the first reporting period beginning after issuance. The Company has adopted this guidance effective with the reporting period ending December 31, 2009. The adoption of ASC 820-10 did not have a material effect on the Company’s results of operations or financial position.

In June 2009, the FASB issued guidance under FASB ASC 105, Generally Accepted Accounting Principles. This guidance establishes the FASB ASC as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. This guidance and the ASC are effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC supersedes all existing non-SEC accounting and reporting standards. All other nongrandfathered, non-SEC accounting literature not included in the ASC have become non authoritative. Following this guidance, the FASB will no longer issue new standards in the form of Statements, FSPs, or EITF Abstracts. Instead, the FASB will issue Accounting Standards Updates (ASU), which will serve only to update the ASC, provide background information about the guidance, and provide the bases for conclusions on the change(s) in the ASC. The Company adopted this guidance effective September 30, 2009. The adoption of this guidance did not have an impact on the Company’s financial statements but did alter the references to accounting literature within the financial statements.

In May 2009, the FASB issued guidance under FASB ASC 855, Subsequent Events. This guidance establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. In particular, this guidance sets forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures an entity should make about events or transactions that occurred after the balance sheet date. This guidance is effective for fiscal years and interim periods ending after June 15, 2009. The Company adopted this guidance effective December 31, 2009. The adoption of this guidance did not have a material impact on the financial statements of the Company. See note 10.

19	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

In April 2009, the FASB issued guidance under FASB ASC 825-10, Financial Instruments. The new guidance expanded the fair value disclosures required for financial instruments for interim periods. The guidance also requires entities to disclose the methods and significant assumptions used to estimate the fair value of financial instruments in financial statements on an interim and annual basis and to highlight any changes from prior periods. The guidance is effective for interim periods ending after June 15, 2009, with early adoption permitted for interim periods ending after March 15, 2009. The Company adopted this guidance for the period ending December 31, 2009. The adoption of ASC 825-10 did not have a material effect on the Company’s results of operations or financial position. See note 5 for the required disclosures.

In April 2009, the FASB issued guidance under FASB ASC 320 Investments – Debt and Equity Securities. This guidance is designed to create greater clarity and consistency in accounting for and presentation of impairment losses on debt and equity securities. This guidance is effective for interim and annual periods ending after June 15, 2009 with early adoption permitted. As of the beginning of the interim period of adoption, this guidance requires a cumulative-effect adjustment to reclassify the noncredit component of previously recognized other-than-temporary impairment losses from retained earnings to the beginning balance of accumulated other comprehensive income (AOCI). The Company adopted this guidance as of January 1, 2009. The adoption of ASC 320 did not have an effect on the Company’s retained earnings and AOCI.

In April 2008, the FASB issued guidance under FASB ASC 350-30, General Intangibles other than Goodwill. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. FASB ASC 350-30 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008. The amended factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under this guidance are to be applied prospectively to intangible assets acquired after the effective date. The Company adopted this guidance effective January 1, 2009. On the date of adoption, there was no impact to the Company’s financial position or results of operations. The Company will apply this guidance prospectively to intangible assets acquired after January 1, 2009.

In December 2007, the FASB issued guidance under FASB ASC 805, Business Combinations. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information a reporting entity provides in its financial reports about a business combination and its effects. Accordingly, this guidance establishes principles and requirements for how the acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This guidance applies to all transactions or other events in which an entity obtains control of one or more businesses and retains the fundamental requirements in the previous FASB guidance that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. This

20	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

guidance defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date the acquirer achieves control. This guidance is applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier application is prohibited. The Company adopted this guidance effective January 1, 2009. On the date of adoption, there was no impact to the Company’s financial position or results of operations. The Company will apply this guidance prospectively to any business combination on or after January 1, 2009.

(3)	Basis of Presentation

The accompanying financial statements have been prepared in accordance with GAAP, which differs from statutory accounting practices prescribed or permitted by the New York State Insurance Department (the Department). Annual Statements for the Company, filed with the Department, are prepared on a basis of accounting practices prescribed or permitted by the Department. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not prescribed. The Company has no permitted statutory accounting practices. The 2010 statutory results are unaudited as of the date of this report.

The statutory basis net (loss) income of NSLAC was $(585), $3,503 and $(2,704) for the years ended December 31, 2010, 2009 and 2008, respectively. The statutory basis capital and surplus of NSLAC was $16,082 and $19,903 as of December 31, 2010 and 2009, respectively. The primary reasons for the differences between statutory accounting and GAAP accounting include the following provisions for GAAP: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to income in the year incurred; (2) future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals; (3) investments in fixed maturity available-for-sale securities are carried at fair value rather than amortized cost; (4) the asset valuation reserve and interest maintenance reserve are not recorded; (5) the fixed maturity securities that are related to the Company’s funds withheld reinsurance arrangement are classified as trading securities recorded at fair value as opposed to amortized cost; (6) changes in deferred taxes are recognized in operations; and (7) there is a presentation of other comprehensive income and comprehensive income.

21	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

(4)	Comprehensive Income

Comprehensive income includes net income as well as certain items that are reported directly within the separate components of stockholders’ equity that are not recorded in net income (other comprehensive income (loss)). The related before and after income tax amounts of other comprehensive income (loss) for the years ended December 31 were as follows:

	2010	2009	2008
Unrealized gains (losses) on securities available-for-sale arising during the period	$1,323	2,381	(1,476)
Related income tax (expense) benefit	(463)	(834)	517

	860	1,547	(959)

Less:
Reclassification adjustment for:
Net gains (losses) on securities available-for-sale realized during the period:
Gross	57	(152)	(22)
Related income tax (expense) benefit	(20)	53	8

	37	(99)	(14)

Other comprehensive income (loss)	$823	1,646	(945)

(5)	Fair Value Measurements

Fair Value Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company categorizes its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

22	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The Company categorizes financial assets and liabilities recorded at fair value on the balance sheet as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date. The types of assets and liabilities utilizing Level 1 valuations include money market funds and bank deposits.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government agency securities, municipal bonds, certain mortgage-backed securities (MBSs), certain corporate debt, certain private placements, certain foreign government debt securities, and certain derivatives.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Generally, the types of assets and liabilities utilizing Level 3 valuations are embedded derivatives associated with living benefit contracts.

23	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$—	1,741	—	1,741
Obligations of states and political subdivisions	—	315	—	315
Debt securities issued by foreign governments	—	135	—	135
Corporate securities	—	22,134	—	22,134
Asset/mortgage-backed securities	—	8,031	—	8,031
Trading securities:
Fixed maturity corporate securities	—	13,487	—	13,487
Other assets:
Cash	310	1,250	—	1,560
Assets held in separate accounts	—	151,407	—	151,407
GMAB/GMWB reinsurance recoverable	—	—	199	199

Total assets	$310	198,500	199	199,009

Liabilities:
GMAB/GMWB embedded derivatives	$—	—	199	199

Total liabilities	$—	—	199	199

24	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$—	1,806	—	1,806
Obligations of states and political subdivisions	—	308	—	308
Corporate securities	—	22,840	—	22,840
Asset/mortgage-backed securities	—	9,179	—	9,179
Trading securities:
Fixed maturity corporate securities	—	13,403	—	13,403
Other assets:
Cash	255	2,400	—	2,655
Assets held in separate accounts	—	112,170	—	112,170
GMAB/GMWB reinsurance recoverable	—	—	245	245

Total assets	$255	162,106	245	162,606

Liabilities:
GMAB/GMWB embedded derivatives	$—	—	245	245

Total liabilities	$—	—	245	245

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities under the “exit price” notion of FASB ASC 820, Fair Value Measurements and Disclosures, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines fair value based on future cash flows discounted at the appropriate current market rate. Fair values reflect

25	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

adjustments for counterparty credit quality, the Company’s credit standing, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above tables.

Cash

Cash is considered Level 1 as it is the functional currency in the U.S. and is the most liquid form of an asset and not subject to valuation fluctuations. The Company holds publicly traded money market accounts which are considered Level 1. The Company also holds investments in repurchase agreements that are considered to be cash equivalents as defined in note 2(h). The Company classifies the fair values of investments held in repurchase agreements as Level 2 since the fair values are based on principal to principal markets.

Fixed Maturity Securities

As discussed in note 2(a), fair value of fixed maturity securities is generally obtained from independent pricing services based on reported trades for identical or similar securities. If there are no recent reported trades, the third party pricing services may use matrix or model processes to develop a security price where future cash flow expectations are developed based on collateral performance and discounted at an estimated market rate. Included in the pricing of asset-backed securities, collateralized mortgage obligations, and mortgage-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Since these fair values have been priced using market observable inputs that are obtained by the independent pricing services, the Company has classified these fair values within Level 2

As discussed in note 2(a), fixed maturity securities not priced by independent services are generally priced using an internal pricing matrix. The internal pricing matrix is developed by obtaining spreads for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield is then used to estimate the fair value of the particular fixed maturity security. Since the inputs used for the internal pricing matrix are observable market data, the Company has classified these fair values within Level 2.

GMAB and GMWB Embedded Derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders. GMAB and GMWB riders are embedded derivatives which are measured at estimated fair value separately from the host variable annuity contract. For GMAB and GMWB embedded derivatives, the same valuation methodology is applied per above except the fair value for these riders is estimated using the Company’s nonperformance risk in the credit adjustment to the present value of the future cash flows.

26	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The fair value of these derivatives are modeled using significant unobservable policyholder behavior inputs, such as lapses, fund selection, resets and withdrawal utilization, and risk margins. As a result, the GMAB and GMWB embedded derivatives are categorized as Level 3.

Separate Account Assets

Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The underlying securities are mutual funds that are fair valued using the reported net asset value. The Company classifies the separate account assets valuation as Level 2 since the net asset value is calculated using market observable data and the mutual funds are restricted to variable annuity policyholders.

Assets and Liabilities Measured at Fair Value on a Recurring Basis using Significant Unobservable Inputs (Level 3)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value for the year ended December 31, 2010:

				Purchases issuances, sales and settlements	Transfers in/(out) of Level 3	Ending balance	Change in unrealized gains/ (losses)
		Net investment gain/(loss)					in earnings attributable to assets
	Beginning balance	In earnings (realized and unrealized)[1]	Unrealized in OCI[2]				still held at the reporting date
Assets:
GMAB/GMWB reinsurance recoverable	$245	(46)	—	—	—	199	(46)

Total assets	$245	(46)	—	—	—	199	(46)

Liabilities:
GMAB/GMWB embedded derivative	$245	46	—	—	—	199	46

Total liabilities	$245	46	—	—	—	199	46

[1]

Net realized investment gains and losses included in earnings reflect gains/(losses) on sales of financial instruments, changes in fair value of other assets and liabilities, other-than-temporary impairments, amortization and accretion of premiums or discounts, and derivative settlement activity.

[2]	Unrealized investment gains and losses recorded in other comprehensive income include changes in market value of certain instruments.

27	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The table below summarizes the reconciliation of the beginning and ending balances and related changes for fair value measurements for which significant unobservable inputs were used in determining each instrument’s fair value for the year ended December 31, 2009:

							Change in unrealized gains/ (losses)
		Net investment gain/(loss)					in earnings attributable to assets
	Beginning balance	In earnings (realized and unrealized)[1]	Unrealized in OCI[2]	Purchases issuances, sales and settlements	Transfers in/(out) of Level 3	Ending balance	still held at the reporting date
Assets:
GMAB/GMWB reinsurance recoverable	$386	(141)	—	—	—	245	(141)

Total assets	$386	(141)	—	—	—	245	(141)

Liabilities:
GMAB/GMWB embedded derivative	$386	141	—	—	—	245	141

Total liabilities	$386	141	—	—	—	245	141

[1]

Net realized investment gains and losses included in earnings reflect gains/(losses) on sales of financial instruments, changes in fair value of other assets and liabilities, other-than-temporary impairments, amortization and accretion of premiums or discounts, and derivative settlement activity.

[2]	Unrealized investment gains and losses recorded in other comprehensive income include changes in market value of certain instruments.

Asset Transfers Between Levels

The Company will review its fair value hierarchy classifications annually. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassification of fair value hierarchy levels of financial assets and liabilities.

There were no net transfers to or from Level 1, Level 2 or Level 3 during 2010 and 2009.

Financial Instruments Not Carried at Fair Value

FASB ASC 825, Financial Instruments, requires additional disclosure of the fair value information about existing on- and off-balance sheet financial instruments. ASC 825 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. The Company’s assets and liabilities subject to ASC 825 disclosure that have not been presented at fair value in the ASC 820 tables above are presented in the table below as follows:

28	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

	As of December 31, 2010		As of December 31, 2009
	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Liabilities:
Investment contracts	$32,461	29,974	30,932	29,710
Reinsurable payables	92,161	92,161	73,517	73,517

In estimating the fair value for financial instruments, the Company used the following methods and assumptions:

Investment contracts – The fair value for the Company’s liabilities under investment type contracts is estimated using one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand, net of certain surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Cash flows are discounted at a rate that reflects the nonperformance risk of the Company.

Reinsurance payables – The carrying amount reported in the balance sheets for these instruments approximates their fair value.

The amounts shown in the table above are net of reinsurance.

(6)	Investments

Analyses of investment income and realized gains (losses) by investment type follows for the years ended December 31:

	Investment income
	2010	2009	2008
Gross investment income:
Fixed maturity available-for-sale securities	$1,719	1,494	1,084
Fixed maturity trading securities	615	381	169
Short-term investments	4	5	36

Total gross investment income	2,338	1,880	1,289

Investment income due to reinsurers	(786)	(631)	(192)
Investment expenses	(32)	(38)	(12)

Net investment income	$1,520	1,211	1,085

29	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

	Realized gains (losses) on investments
	2010	2009	2008
Gross realized gains (losses) on investments:
Securities available-for-sale:
Fixed maturity securities	$82	(140)	(442)
Equity securities	(1)	(15)	(54)
Fixed maturity trading securities	10	51	(421)

Net realized gains (losses) on investments	$91	(104)	(917)

Realized gains (losses) on investments, as shown in the table above, include write-downs for OTI of $0, $72 and $814 for the years ended December 31, 2010, 2009 and 2008, respectively. As of December 31, 2010, fixed maturity securities with a carrying value of $200, which had a cumulative write-down of $72 due to OTI, remained in the Company’s investment portfolio.

The following tables summarize total other-than-temporary impairments by asset type for the years ended December 31:

2010
	Total OTI	Recognized in OCI	Recognized in earnings
Fixed maturity securities:
Corporate securities	$—	—	—

2009
	Total OTI	Recognized in OCI	Recognized in earnings
Fixed maturity securities:
Corporate securities	$72	—	72

The following table summarizes total other-than-temporary impairments by asset type for the year ended December 31, 2008:

2008
Fixed maturity securities:
Corporate securities	$814

30	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The following table summarizes the cumulative amounts related to the Company’s credit loss portion of the other-than-temporary impairment losses on fixed maturity securities held as of December 31, 2010 that the Company does not intend to sell and it is not more likely than not that the Company will be required to sell the security prior to recovery of the amortized cost basis and for which the noncredit portion of the loss is included in other comprehensive income:

	2010	2009
Cumulative credit loss as of January 1	$72	814
New credit losses	—	72
Incremental credit losses on securities included in the beginning balance	—	—

Subtotal	72	886

Less:
Losses related to securities included in the current year beginning balance sold or paid down during the period	—	814

Cumulative credit loss as of December 31	$72	72

31	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and trading were as follows:

	December 31, 2010
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Non- Credit OTI [1]
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$1,700	41	—	1,741	—
Obligations of states and political subdivisions	302	13	—	315	—
Debt securities issued by foreign governments	125	10	—	135	—
Corporate securities	20,236	1,907	(9)	22,134	—
Asset/mortgage-backed securities	7,956	312	(237)	8,031	—

Total fixed maturity securities	$30,319	2,283	(246)	32,356	—

Trading securities:
Fixed maturity securities:
Obligations of states and political subdivisions	$302	13	—	315	—
Debt securities issued by foreign governments	125	10	—	135	—
Corporate securities	10,664	856	(9)	11,511	—
Asset/mortgage-backed securities	1,487	39	—	1,526	—

Total fixed maturity securities	$12,578	918	(9)	13,487	—

32	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

	December 31, 2009
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Non- Credit OTI [1]
Securities available-for-sale:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. government	$1,701	105	—	1,806	—
Obligations of states and political subdivisions	302	6	—	308	—
Corporate securities	21,731	1,178	(69)	22,840	—
Asset/mortgage-backed securities	9,627	163	(611)	9,179	—

Total fixed maturity securities	$33,361	1,452	(680)	34,133	—

Trading securities:
Fixed maturity securities:
Obligations of states and political subdivisions	$302	6	—	308	—
Corporate securities	10,925	506	(47)	11,384	—
Asset/mortgage-backed securities	1,705	8	(2)	1,711	—

Total fixed maturity securities	$12,932	520	(49)	13,403	—

[1]

Represents the amount of cumulative non-credit OTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2010 and 2009.

The Company’s practice is to disclose in the tables above the noncredit portion of the other-than-temporary impairment losses recognized in accumulated other comprehensive income.

33	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The components of unrealized gains (losses) on securities available-for-sale, net, were as follows as of December 31:

	2010	2009
Net unrealized gains before adjustments and taxes	$2,037	772
Less:
Adjustment to future policy benefits and claims	1	—
Deferred federal income taxes	712	271

Net unrealized gains	$1,324	501

An analysis of the change in net unrealized gains (losses), before taxes, on securities available-for-sale is as follows for the years ended December 31:

	2010	2009	2008
Fixed maturity available-for-sale securities:	$1,265	2,536	(1,456)

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and trading as of December 31, 2010, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are classified based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2010.

	Fixed maturity securities
	Available-for-sale		Trading
	Amortized cost	Estimated fair value	Amortized cost	Estimated fair value
Due in one year or less	$2,603	2,656	526	537
Due after one year through five years	15,258	16,119	9,539	10,139
Due after five years through ten years	11,246	12,340	2,341	2,632
Due after ten years	1,212	1,241	172	179

Total	$30,319	32,356	12,578	13,487

34	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The following tables present the estimated fair value and gross unrealized loss of the Company’s fixed maturity (aggregated by sector) securities in an unrealized loss position, aggregated by length of time the securities have been in a continuous unrealized loss position at:

	December 31, 2010
	Less than 12 months		12 months or longer		Total
	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses
Obligations of states and political subdivisions	$—	—	—	—	—	—
Corporate bonds	—	—	483	(18)	483	(18)
Asset/mortgage-backed securities	222	(1)	2,221	(236)	2,443	(237)

Total	$222	(1)	2,704	(254)	2,926	(255)

	December 31, 2009
	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	fair value	losses	fair value	losses	fair value	losses
Obligations of states and political subdivisions	$299	—	—	—	299	—
Corporate bonds	2,517	(34)	1,601	(82)	4,118	(116)
Asset/mortgage-backed securities	2,601	(17)	2,381	(596)	4,982	(613)

Total	$5,417	(51)	3,982	(678)	9,399	(729)

In accordance with the Company’s Valuation of Investments, Related Gains and Losses, and Investment Income policy described in note 2(a), the Company regularly reviews its investment holdings for other-than-temporary impairments. The Company has concluded securities in an unrealized loss position as of December 31, 2010 and 2009 were not other-than-temporarily impaired due to the Company’s ability and intent to hold the investments for a reasonable period of time sufficient for recovery of fair value or amortized cost. Accordingly no write-downs were deemed necessary for the securities reflected in the tables above.

35	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The tables below summarize the fixed maturity securities with unrealized losses as of December 31:

	2010
Fair value to amortized cost ratio	Amortized cost	Fair value	Unrealized losses
90%-99%	$2,448	2,321	(127)
80%-89%	484	423	(61)
Below 80%	249	182	(67)

Total	$3,181	2,926	(255)

	2009
Fair value to amortized cost ratio	Amortized cost	Fair value	Unrealized losses
90%-99%	$7,660	7,504	(156)
80%-89%	1,731	1,432	(299)
Below 80%	737	463	(274)

Total	$10,128	9,399	(729)

For fixed maturity securities, the following table summarizes the Company’s unrealized losses based on the length of time the securities have been in an unrealized loss position as of December 31:

	2010
	# of issues	Fair value	Unrealized losses	% Investment grade[1]
Less than 12 months	2	$222	(1)	100.0%
12 months or longer	9	2,704	(254)	66.7

Total	11	$2,926	(255)

36	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

	2009
	# of issues	Fair value	Unrealized losses	% Investment grade[1]
Less than 12 months	30	$5,417	(51)	100.0%
12 months or longer	19	3,982	(678)	52.6

Total	49	$9,399	(729)

1 rated AAA through BBB-

The following tables summarize fixed maturity securities with a fair value to amortized cost ratio less than 80% for six consecutive months or longer. These securities are considered potentially distressed and are subject to rigorous ongoing review as of December 31:

	2010
	# of issues	Fair value	Unrealized losses
Less than 6 consecutive months	—	$—	—
6 consecutive months or longer	1	182	(67)

Total	1	$182	(67)

	2009
	# of issues	Fair value	Unrealized losses
Less than 6 consecutive months	—	$—	—
6 consecutive months or longer	3	463	(274)

Total	3	$463	(274)

The following table summarizes fixed maturity securities available-for-sale activity:

	2010	2009	2008
Proceeds from the sale and maturity	$3,556	2,583	4,869

Gross realized gains on the sale and maturity	$82	50	—

Gross realized losses on the sale and maturity	$—	(119)	(25)

37	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

Investments with a fair value of $1,710 and $1,711 as of December 31, 2010 and 2009, respectively, were on deposit with various regulatory agencies as required by law.

The following table presents the maximum exposure to loss, which is equal to the carrying amount, related to significant VIEs for which the Company is not the primary beneficiary and has not consolidated, at December 31, 2010.

2010
Non-agency CMO & CMBS	$6,052
ABS	2,770
Agency CMO & CMBS	735

Total	$9,557

As discussed in note 2(o), the Company adopted new guidance affective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held certain variable interests in Non-agency CMO & CMBS, ABS and Agency CMO & CMBS securities. For these interests, the Company’s involvement is limited to that of a passive investor. The Company did not provide financial or other support to the investees designated as VIEs during the 12 months ended December 31, 2010.

(7)	Future Policy Benefits and Claims

The liability for future policy benefits for investment contracts (approximately 87% and 89% of the total liability for future policy benefits as of December 31, 2010 and 2009, respectively) has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 2.6%, 2.7% and 2.8% for the years ended December 31, 2010, 2009 and 2008, respectively.

The liability for future policy benefits for traditional life products is based on mortality and interest rate assumptions without consideration for withdrawals. The assumptions used are the 1980 CSO mortality table with 4% to 6% interest, and 1958 CSO mortality table with 3% to 4.5% interest.

(8)	Income Tax

The provision for income taxes is as follows:

	2010	2009	2008
Deferred income tax benefit	$(259)	(1,487)	(685)

38	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The following is the reconciliation of the provision for income taxes based on enacted U.S. Federal income tax rates to the total income tax expense provision reported in the financial statements for the years ended December 31:

	$000,000,000	$000,000,000	$000,000,000
	2010	2009	2008
Pre-tax loss times U.S. enacted tax rate	$(302)	(68)	(633)
Tax-preferred investment income	(98)	(216)	(52)
Change in valuation allowance	—	(1,201)	—
Other, net	141	(2)	—

Income tax benefit	$(259)	(1,487)	(685)

Effective tax rate	30.0%	770.4%	37.9%

The Company is not included in the Federal consolidated tax return filed by the common parent, ONMH. As part of the review of the common parent returns for tax years 2003 through 2008 the Internal Revenue Service (IRS) has inspected the tax returns filed by the Company for these tax years and chose not to perform an audit.

The Company’s policy for recording interest and penalties associated with audits, claims, and adjustments is to record such amount as a component of income taxes. No interest or additions to tax relating to income taxes has been recorded.

39	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

The tax effects of temporary differences between the financial statement carrying amounts and the tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability relate to the following as of December 31:

	$000,000,000	$000,000,000
	2010	2009
Deferred tax assets:
Future policy benefits	$2,253	4,223
Net operating loss carryforward	3,475	877
Capital loss carryforward	263	301
Funds withheld-modco reinsurance	31,780	25,152
Other	83	74

Total gross deferred tax assets	37,854	30,627
Valuation allowance on deferred tax assets	—	—

Net deferred tax assets	37,854	30,627

Deferred tax liabilities:
Fixed maturity securities available-for-sale	1,042	439
Deferred policy acquisition costs	1,163	949
Reinsurance recoverable	33,721	27,127

Total gross deferred tax liabilities	35,926	28,515

Net deferred tax asset	$1,928	2,112

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment. Based upon projections for future income over the periods in which the deferred tax assets are deductible, and available tax planning strategies, the Company believes it is more likely than not that it will realize the benefits of these deductible differences.

On March 31, 2007, additional stock shares of the Company were obtained by ONLIC thereby increasing its ownership to greater than 80% and NSLAC became affiliated with the common parent, ONMH. Under Treasury Regulations, the Company must wait five full years before joining Federal consolidated life/nonlife income tax return filed by ONMH on January 1, 2013. NSLAC incurred a net operating loss for the period ending December 31, 2010 of $3,704 and has accumulated net operating losses of $9,928. There are net operating losses of $3,432 incurred in periods ending prior to April 1, 2007. These losses were incurred prior to affiliation and can only be used to offset the income of NSLAC. These losses expire in 2017 through 2022. There are net operating losses of $6,496 incurred in periods beginning April 1, 2007 through December 31, 2010. These losses were incurred post affiliation and can only be used to offset the income of NSLAC through December 31, 2012. Beginning in 2013 these losses are available to offset

40	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

consolidated taxable income in the ONMH consolidated return. These losses expire in 2022 through 2025. There are capital losses of $752 available as of December 31, 2010, to be carried forward and will expire in 2014. The Company has considered the available tax planning strategies and believes it is more likely than not all losses will be utilized before expiring. The change in the valuation allowance for period ending December 31, 2010, 2009 and 2008 was $0, $(1,201) and $0, respectively.

(9)	Regulatory Risk-Based Capital and Dividend Restrictions

As of December 31, 2010, NSLAC exceeded the minimum risk-based capital requirements as established by the NAIC.

The Company did not pay any dividends in 2010, 2009 or 2008. The Company cannot pay any dividends in 2011 without prior approval by the Department.

(10)	Contingencies

The Company is currently not a defendant in litigation arising in and out of the normal course of business.

The Company has evaluated subsequent events through April 13, 2011 the date that the financial statements were available to be issued.

(11)	Reinsurance

The Company has entered into reinsurance transactions with other insurance companies. Reinsurance involves either ceding certain risks to or assuming risks from other insurance companies. The primary purpose of ceded reinsurance is to protect the Company from potential losses in excess of levels that it is prepared to accept. Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders. The Company ceded 100% of the gross earned life premiums during 2010, 2009 and 2008, as this business is in run-off.

The Company has entered into a 50% modified coinsurance agreement with ONLIC, to facilitate the sale of variable annuity products. As these are deposit type products, there is no impact on reported premiums. Modified coinsurance on a funds withheld basis is subject to the parameters of ASC 815. ASC 815 requires the bifurcation and valuation of the embedded derivative associated with a funds withheld contract. The change in the value of this derivative is shown on the face of the statements of operations, in the change in value of reinsurance derivatives. The Company recorded a liability of $909 and $471 at December 31, 2010 and December 31, 2009, respectively. The liability is shown on the face of the balance sheet in the other liabilities section. The modified coinsurance receivable is equal to the change in policyholder account value less the interest earned on the assets withheld. Under modified coinsurance with funds withheld, the Company retains and invests all of the associated assets and provides monthly settlements with its reinsurers based on all income, benefit and expense items.

Effective July 1, 2007, the Company entered into a 100% coinsurance agreement with ONLIC to reinsure the GMIB, GMAB, and GMWB guaranteed benefit riders (see note 1). Prior to July 1, 2007, the GMIB,

41	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

GMAB, and GMWB guaranteed benefit riders were reinsured with either ONLIC or a nonaffiliated reinsurer. As of December 31, 2010 and 2009, ceded guaranteed benefit reserves were $815 and $402, respectively.

Amounts in the accompanying financial statements for life ceded business as of and for the years ended December 31 are as follows:

	2010	2009	2008
Premiums	$1,690	2,015	2,440
Benefits incurred	2,639	3,026	3,104
Commission and expense allowances	52	81	125
Reinsurance recoverable:
Reserves for future policy benefits	3,524	3,673	3,747
Benefits payable	159	47	161
Paid losses and expense allowances due	851	—	385

At December 31, 2010 and 2009, $3,490 and $3,641, respectively, of the Company’s reinsurance recoverable on life reserves and benefits payable was retroceded to one unaffiliated reinsurer.

(12)	Goodwill and Intangible Assets

The following table illustrates the carrying value of intangible assets and goodwill as of December 31:

	2010	2009
Unamortized intangible assets, insurance licenses	$195	195
Goodwill	560	560

Total	$755	755

The Company’s only intangible asset is related to insurance licenses acquired with the purchase of the Company. The value of the intangible is primarily dependent upon the maintenance of the New York license. License fees are paid annually in order to maintain the license in good standing. As this license remains in good standing with all regulatory requirements met, no impairment was recognized on this asset.

The goodwill asset is also entirely attributable to the original purchase of the Company. Based upon impairment testing for the years ended December 31, 2010, 2009 and 2008 no impairment was deemed necessary.

42	(Continued)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Notes to Financial Statements

December 31, 2010, 2009 and 2008

(Dollars in thousands)

(13)	Related Party Transactions

As discussed below, the Company has service contracts with affiliated companies whereby the Company is billed for services, office space, equipment and materials necessary to the operation of the Company’s business. Billings are determined by ONLIC, based upon multiple bases (head counts, salaries, number of policies, policy face amounts, field compensation, time, age, sex, assets, account balances, transaction counts, etc.) and management believes these bases are reasonable for determining the expense charges. There is no assurance that these costs would be similar if the Company had to obtain such services, office space, equipment and materials on its own.

NSLAC has separate administrative service agreements with ONLIC and Security Mutual Life Insurance Company of New York (SML), an investment management agreement with Ohio National Investments, Inc. (ONII), an affiliate, and an underwriting agreement with Ohio National Equities, Inc. (ONEQ), an affiliate. The terms of these agreements call for periodic cash settlements. ONLIC has settled its cash obligations with NSLAC as of December 31, 2010 and 2009. The amounts that NSLAC owed to ONLIC, SML, ONII and ONEQ as of December 31 were as follows, which are shown on the face of the balance sheet:

	2010	2009
ONLIC	$37	40
SML	4	6
ONII	5	—
ONEQ	35	51

Total service charges owed	$81	97

Charges for all services from ONLIC, SML, ONII and ONEQ for the years ended December 31 were as follows:

	2010	2009	2008
ONLIC	$460	462	471
SML	15	13	16
ONII	21	30	14
ONEQ	469	622	628

Total service charges incurred	$965	1,127	1,129

43	(Continued)

Schedule I

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Summary of Investments – Other Than Investments in Related Parties

December 31, 2010

(Dollars in thousands)

Column A	Column B	Column C	Column D
Type of investment	Cost	Market value	Amount at which shown in the balance sheet
Fixed maturity available-for-sale securities:
Bonds:
U.S. Treasury securities and obligations of
U.S. government	$1,700	1,741	1,741
Obligations of states and political subdivisions	302	315	315
Debt securities issued by foreign governments	125	135	135
Corporate securities	20,236	22,134	22,134
Asset/mortgage-backed securities	7,956	8,031	8,031

Total fixed maturity available-for-sale securities	30,319	32,356	32,356

Fixed maturity trading securities:
Bonds:
Obligations of states and political subdivisions	302	315	315
Debt securities issued by foreign governments	125	135	135
Corporate securities	10,664	11,511	11,511
Asset/mortgage-backed securities	1,487	1,526	1,526

Total fixed maturity trading securities	12,578	13,487	13,487

Other long-term investments	44		44

Total investments	$42,941		45,887

See accompanying report of independent registered public accounting firm.

44	(Continued)

Schedule III

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Supplementary Insurance Information

Year ended December 31, 2010, 2009 and 2008

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
Year segment	Deferred policy acquisition costs	Future policy benefits, losses, claims, and loss expenses	Unearned premiums[1]	Other policy claims and benefits payable[1]	Premium revenue
2010 total	$4,377	36,960			—
2009 total	3,758	38,848			—
2008 total	2,290	15,822			—

Column A	Column G	Column H	Column I	Column J	Column K
Year segment	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written[2]
2010 total	$1,520	1,037	372	1,565
2009 total	1,211	229	361	1,108
2008 total	1,085	772	90	1,446

[1]	Unearned premiums and other policy claims and benefits payable are included in Column C amounts.
[2]	Not applicable for life insurance companies.

See accompanying report of independent registered public accounting firm.

45	(Continued)

Schedule IV

NATIONAL SECURITY LIFE AND ANNUITY COMPANY

(A Majority Owned Subsidiary of The Ohio National Life Insurance Company)

Reinsurance

Years ended December 31, 2010, 2009 and 2008

(Dollars in thousands)

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2010:
Life insurance in force	$1,438	114,659	113,509	288	—%
Premiums:
Life insurance	—	1,679	1,679	—	—%
2009:
Life insurance in force	$1,433	120,083	118,936	286	—%
Premiums:
Life insurance	—	2,005	2,005	—	—%
2008:
Life insurance in force	$1,579	150,563	149,300	316	—%
Premiums:
Life insurance	—	2,430	2,430	—	—%

See accompanying report of independent registered public accounting firm.

Part C: Other Information

Item Number	Caption in Prospectus

26.	Exhibits

27.	Directors and Officers of the Depositor

28.	Persons Controlled by or Under Common Control with National Security or National Security Variable Account L

29.	Indemnification

30.	Principal Underwriter

31.	Location of Accounts and Records

32.	Management Services

33.	Fee Representation

Part C: Other Information

Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 27. Directors and Officers of the Depositor

Name and Principal Business Address	Position and Offices with Depositor
Thomas A. Barefield*	Director, Vice President — Marketing
Lee E. Bartels*	Chief Underwriting Officer
Carson E. Beadle**	Director
R. Todd Brockman*	Assistant Vice President, Mutual Fund Operatoions
Christopher A. Carlson*	Chief Investment Officer
George E. Castrucci*	Director
Raymond R. Clark*	Director
Rocky Coppola*	Vice President and Treasurer

Ronald J. Dolan*	Director, Vice President and Valuation Actuary
Christopher J. Finger*	Accounting Officer
Joseph M. Fischer*	Assistant Counsel and Assistant Secretary
Daryl R. Forsythe NBT Bancorp Inc. 52 South Broad Street Norwich, NY 13815	Director
Kristal E. Hambrick*	Product Development Actuary — Life and Illustration Actuary
Gary T. Huffman*	President and Chief Executive Officer
Marcy A. Johnson*	Director of Individual Annuity Administration
Therese S. McDonough*	Secretary
Susan E. Mistretta**	Assistant Secretary
Stephen R. Murphy*	Product Development Actuary — Annuity
Jeffrey K. Oehler*	Vice President, Information Systems
John J. Palmer*	Director
George B. Pearson*	Senior Vice President, PGA Marketing
William C. Price*	Assistant Counsel and USA Patriot Act Compliance Officer
Arthur J. Roberts*	Vice President and Chief Financial Officer
Joseph R. Sander*	Assistant Treasurer
Dennis R. Taney*	Chief Compliance Officer — Separate Accounts
Frederick L. Wortman**	Director, Vice President — Marketing

*	The principal business address for these individuals is: One Financial Way, Montgomery, Ohio 45242.

**	The principal business address of these individuals is 100 Court Street, Binghamton, New York 13902.

2

Item 28. Persons Controlled by or Under Common Control with the National Security or National Security Variable Account L

The Registrant is a separate account of the Depositor. The Depositor is owned by Security Mutual Life Insurance Company and The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company	Ohio	100%

OnFlight, Inc. (aviation)	Ohio	100%

Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	51%

Financial Way Realty, Inc.	Ohio	100%

Suffolk Capital Management LLC (investment adviser)	Delaware	83%

Sycamore Re, Ltd. (captive reinsurance company)	Bermuda	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation	Ohio	100%

Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%

Ohio National Investments, Inc. (investment adviser)	Ohio	100%

The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%

Ohio National Fund, Inc. (registered investment company)	Maryland	(more than	) 90%

Dow Target Variable Fund LLC (registered investment company)	Ohio	100%

Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%

National Security Life and Annuity Company (insurance company)	New York	80.49%

3

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company (investment adviser)	Ohio	100%

Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%

Ohio National Insurance Agency, Inc.	Ohio	100%

Sycamore Re, Ltd. owns 100% of the voting securities of ON Global Holdings, LLC, an insurance holding company organized under the laws of Delaware. ON Global Holdings, LLC owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

Item 29. Indemnification

Article X of the Depositor’s Charter provides as follows:

No director shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, that the foregoing provision shall not eliminate or limit (I) the liability of a director if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or any violation of the Insurance Law or knowing violation of any other law or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled; or (ii) the liability of a director for any act or omission prior to the adoption of this restatement by the shareholders of the Corporation.

Article VIII of the Depositor’s By-laws, “Indemnification of Officers and Directors” provides further details regarding the indemnification of the Depositor’s officers, directors and other employees. The By-laws are contained in Exhibit 6(b) of this registration statement and are incorporated into this Item 28 by reference.

Item 30. Principal Underwriter

The principal underwriter of the Registrant’s securities is Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:

Name	Position with ONEQ
Gary T. Huffman	Chairman, President and Director
Thomas A. Barefield	Senior Vice President
Michael F. Haverkamp	Director and Secretary
Barbara A. Turner	Vice President of Operations & Comptroller and Treasurer
H. Douglas Cooke	Vice President, Institutional Sales
Richard J. Dowdle	Vice President, Institutional Sales
Martin T. Griffin	Vice President, Institutional Sales
Laurens N. Sullivan	Vice President, Institutional Sales
Kimberly A. Plante	Assistant Secretary
Jeffery A. Bley, Jr.	Chief Compliance Officer

The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

4

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions
$0.00	None	None

Item 31. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

(1)	Journals and other records of original entry:

National Security Life and Annuity Company (“Depositor”)

One Financial Way

Montgomery, Ohio 45242

(2)	General and auxiliary ledgers:

Depositor

(3)	Securities records for portfolio securities:

Depositor

(4)	Corporate charter, by-laws and minute books:

Registrant has no such documents.

(5)	Records of brokerage orders:

Not applicable.

(6)	Records of other portfolio transactions:

Depositor

(7)	Records of options:

Not applicable

(8)	Records of trial balances:

Depositor

(9)	Quarterly records of allocation of brokerage orders and commissions:

Not applicable

(10)	Records identifying person or group authorizing portfolio transactions:

Depositor

(11)	Files of advisory materials:

5

Not applicable

(12)	Other records

Depositor

Item 32. Management Services

None

Item 33. Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

National Security Life and Annuity Company represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by National Security Life and Annuity Company.

Undertakings

(a) Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by final adjudication of such issue.

(b) Undertaking to File Reports — National Security believes that, consistent with well established industry and SEC practice, the periodic reporting requirements of the Securities Exchange Act of 1934 do not apply to it as the depositor of one or more variable insurance product separate accounts. If such requirements are deemed to apply to it as such a depositor, the Company intends to rely on the exemption from such requirements provided by Rule 12h-7 under that Act.

This registration statement comprises the following papers and documents: The facing sheet

The prospectus consisting of 37 pages

The signatures

Exhibits and Consents:

All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

(1)	Resolution of the Board of Directors of the Depositor authorizing establishment of National Security Variable Account L. Incorporated by reference to Exhibit 1 of National Security Variable Account A’s filing on Form N-4 filed January 7, 2002 (File No. 333-76352).

(3)(a)	Principal Underwriting Agreement for Variable Contracts, with compensation schedule, between the Depositor and Ohio National Equities, Inc. Incorporated by reference to Exhibit 3(a) of Registrant’s filing on Form S-6 filed January 7, 2002.

(3)(c)	Schedule of Sales Commissions. Incorporated by reference to Exhibit 3(c) of Registrant’s filing on Form S-6 filed January 7, 2002.

(3)(d)	Variable Contract Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. Incorporated by reference to Exhibit 3(d) of Registrant’s filing on Form S-6 filed January 7, 2002.

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(4)	Flexible Premium Life Insurance Policy (Form). Incorporated by reference to Exhibit 5 of Registrant’s filing on Form S-6 filed January 7, 2002.

(5)	Variable Life Insurance Application Supplement: Suitability Information. Incorporated by reference to Exhibit 10 of Registrant’s filing on Form S-6 filed January 7, 2002.

(6)(a)	Restated Charter of the Depositor. Incorporated by reference to Exhibit 6(a) of Registrant’s filing on Form S-6 filed January 7, 2002.

(6)(b)	By-laws of the Depositor. Incorporated by reference to Exhibit 6(b) of Registrant’s filing on Form S-6 filed January 7, 2002.

(8)	Form of Participation Agreement between the Depositor and Ohio National Fund, Inc. Incorporated by reference to Exhibit 8 of Registrant’s filing on Form S-6 filed January 7, 2002.

(11)	Legal Opinion incorporated by reference to Exhibit 99(k) of Registrant’s Form N-6 filed on February 9, 2005.

(17)	Memorandum describing the Depositor’s purchase, transfer, redemption and conversion procedures for the contracts. Incorporated by reference to Exhibit 11 of Registrant’s filing on Form S-6 filed January 7, 2002.

The following exhibits are filed herewith:

99(n)	Consent of KPMG LLP

99(r)	Powers of Attorney of certain Directors of Depositor

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Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, National Security Variable Account L certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 29th day of April, 2011.

National Security Variable Account L (Registrant)

NATIONAL SECURITY LIFE AND ANNUITY COMPANY (Depositor)

By	/s/ Gary T. Huffman
Gary T. Huffman

Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 29th day of April, 2011.

National Security Life and Annuity Company (Depositor)

By	/s/ Gary T. Huffman
Gary T. Huffman

As required by the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*/s/ Thomas A. Barefield Thomas A. Barefield	Director	April 29, 2011

*/s/ Carson E. Beadle Carson E. Beadle	Director	April 29, 2011

George E. Castrucci	Director

*/s/ Raymond R. Clark Raymond R. Clark	Director	April 29, 2011

*/s/ Ronald J. Dolan Ronald J. Dolan	Director	April 29, 2011

*/s/ Daryl R. Forsythe Daryl R. Forsythe	Director	April 29, 2011

/s/ Gary T. Huffman Gary T. Huffman	President and Chief Executive Officer	April 29, 2011

*/s/ John J. Palmer John J. Palmer	Director	April 29, 2011

/s/ Arthur J. Roberts Arthur J. Roberts	Vice President and Chief Financial Officer (Principal Accounting and Principal Financial Officer)	April 29, 2011

*/s/ Frederick L. Wortman Frederick L. Wortman	Director	April 29, 2011

*By	/s/ Therese S. McDonough
Therese S. McDonough, Attorney in Fact pursuant to Powers of Attorney filed as an exhibit to the Registrant’s registration statement.

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Index of Consents and Exhibits

Exhibit Number	Description	Page Number in Sequential Numbering System

99(n)	Consent of KPMG LLP

99(r)	Powers of Attorney